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                                CREDIT AGREEMENT

            THIS CREDIT AGREEMENT (such agreement, as amended or otherwise modified from time to time, being hereinafter referred to as this "Agreement"), dated as of January 3, 2005, is between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE, INDUSTRIES, INC., a Connecticut corporation, and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation (individually and collectively referred to herein as "Borrower"), each with its principal office at 1806 New Britain Avenue, Farmington, Connecticut 06032 and BANKNORTH, N.A., a national bank having a mailing address at 102 West Main Street, New Britain, Connecticut 06050-0174 ("Lender").

                                   Background

            Lender is willing, subject to the terms and conditions set forth in this Agreement, to make available to Borrower (i) a Term Loan in the amount of $5,000,000 to fund the refinancing of certain financing facilities currently held by Borrower, (ii) a Revolving Credit Loan in an amount not to exceed $5,000,000, to finance Borrower's general working capital needs, and (iii) an interim Equipment Loan in the amount of $1,500,000 (initially in the form of a line of credit and then converting into a term loan), to finance the acquisition of certain Eligible Equipment. The credit facilities to be made available by Lender to Borrower will be evidenced by the Loan Documents and secured by the Security Documents. The funding of the Term Loan and the commencement of funding the Revolving Credit Loan and the Equipment Loan shall occur on January 3, 2005 (the "Effective Date").

            NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and of any loans, advances, guarantees, or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lender, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                               THE CREDIT FACILITY

      SECTION 1.1 Revolving Credit and Term Loans.

                  1.1.1 Revolving Credit Loans.

                  (a) Subject to the terms and conditions hereof and in reliance on the representations and warranties contained in this Agreement, Lender agrees to make Revolving Credit Loans to Borrower commencing on the Effective Date and continuing at any time or from time to time on or prior to the Revolving Credit Loan Maturity Date in an aggregate principal amount at any one time outstanding not exceeding the Revolving Credit Commitment. Subject to these limitations, Borrower may borrow, repay and re-borrow funds from Lender pursuant to the provisions of this Section and Section 1.1.5(b).

                  (b) Borrower's obligation to repay the Revolving Credit Loans with interest in accordance with the terms of this Agreement shall be evidenced by a single Revolving Credit Note substantially in the form of Exhibit A attached hereto. The Revolving Credit Note

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shall be dated as of the date of this Agreement, shall mature and become due and payable in accordance with the terms of this Agreement and shall bear interest as set forth in Section 1.1.4. All Revolving Credit Loans made to Borrower by Lender shall be recorded by Lender, and all payments made on account of the Revolving Credit Loans shall be similarly recorded. Any failure of Lender to record a transaction in a timely fashion, or any error in recording shall not affect or impair the validity of any Obligation.

                  1.1.2 Term Loan.

                  (a) Subject to the terms and conditions hereof and in reliance on the representations and warranties contained in this Agreement, Lender agrees to make the Term Loan to Borrower on the Effective Date in an aggregate principal amount equal to $5,000,000. The outstanding principal amount of the Term Loan shall be paid in equal monthly installments of $97,559.81 allocate between principal and interest as set forth on Schedule I attached hereto.

                  (b) Borrower's obligation to repay the Term Loan with interest in accordance with the terms of this Agreement shall be evidenced by a single Term Loan Note substantially in the form of Exhibit B attached hereto. The Term Loan Note shall be dated as of the date of this Agreement, shall mature and become due and payable in accordance with the terms of this Agreement and shall bear interest as set forth in Section 1.1.4.

                  1.1.3 Equipment Loan.

                  (a) Subject to the terms and conditions hereof and in reliance on the representations and warranties contained in this Agreement, Lender agrees to make Equipment Loans to Borrower to fund the purchase of Eligible Equipment commencing on the Effective Date and continuing over a period of time extending until the Conversion Date, in an aggregate principal amount not to exceed $1,500,000. The outstanding principal amount of the Equipment Loans shall be advanced from time to time at Borrower's request in accordance with the procedures specified in Section 1.1.5(b). On the Conversion Date the Equipment Loan will be converted to a term loan, and no further advances of principal shall thereafter be made from Lender to Borrower on account thereof. Beginning on the first day of the month following the Conversion Date, and on the first day of each month thereafter, Borrower shall make monthly payments of principal and interest in an amount sufficient to amortize in full the then existing principal balance in sixty (60) substantially equal monthly installments at the Equipment Loan Fixed Rate put into effect hereunder on the Conversion Date.

                  (b) Borrower's obligation to repay the Equipment Loan with interest in accordance with the terms of this Agreement shall be evidenced by a single Equipment Loan Note substantially in the form of Exhibit C attached hereto. The Equipment Loan Note shall be dated the date of this Agreement, shall mature and become due and payable in accordance with the terms of this Agreement and shall bear interest as set forth in Section 1.1.4.

                  1.1.4 Payment of Interest and Principal on Loans.

                  (a) Interest Rates. Each of the Loans shall bear interest at applicable rate specified below:

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            (i) Term Loan - A fixed rate equal to 6.30 % per annum;

            (ii) Revolving Credit Loan - A variable rate equal to the Prime Rate plus one percent (1%) adjusted daily.

            (iii) Equipment Loan - Prior to Conversion, a variable rate equal to the Prime Rate plus one percent (1%) adjusted daily, and upon and after Conversion, the Equipment Loan Fixed Rate.

                  (b) Interest Payment Dates. Interest shall be payable in arrears on the first day of each month. If not sooner paid, the entire outstanding principal balance of each of the Loans shall be due and payable on the Term Loan Maturity Date, the Revolving Credit Loan Maturity Date or the Equipment Loan Maturity Date, as applicable.

                  (c) Continuation of Interest Rate. Interest on each Loan shall continue at the rate specified above until the imposition of the Default rate under Section 1.5.1 or until the applicable Loan, and all other Obligations related thereto, are paid in full, whichever is applicable.

                  (d) Application of Payments. Each installment received by Lender shall be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of the applicable Loan.

                  1.1.5 Making the Loans.

                  (a) Term Loan - Borrower confirms that it has given Lender a Borrowing Notice for the Term Loan. Subject to satisfaction of the terms and conditions hereof, Lender shall make the Term Loan to Borrower by crediting the amount thereof to Borrower's deposit account at Lender. The Term Loan will be funded on Effective Date.

                  (b) Prime Rate Loans - Borrower shall give Lender notice no later than 11:00 a.m. (Eastern time) on the day of the proposed Borrowing for any Revolving Credit Loan and/or Equipment Loans (prior to Conversion). Each such notice shall be given in writing by delivery by Borrower to Lender of a duly completed Borrowing Notice in the form attached hereto as Exhibit D and a Borrowing Base Certificate in the form attached hereto as Exhibit E. Each request for a Revolving Credit Loan and/or Equipment Loan hereunder shall constitute a representation and warranty by Borrower that all the conditions in
Section 2.1 or 2.2, as the case may be, have been satisfied. Subject to the satisfaction of the terms and conditions hereof, Lender shall make the requested Revolving Credit Loan and/or Equipment Loan available to Borrower by crediting such amount to Borrower's deposit account with Lender not later than 3:00 p.m. (Eastern time) on the day Borrower submits the Borrowing Notice (or the following Business Day if the Borrowing Notice is not received by Lender on or before 11:00 a.m.).

                  (c) Special Equipment Loans Funding Requirements - Lender will not advance any Equipment Loans in excess of 100% of the invoiced purchase price of the related Eligible Equipment.

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                  (d) Special Revolving Credit Funding Requirements - Revolving
Credit Loans made with respect to Eligible Inventory will be limited to raw materials and finished goods only and shall specifically exclude any work in process. Eligible Inventory available to support Revolving Credit Loans shall be capped at $2,000,000 so that the maximum amount of the outstanding Revolving Credit Loans related to Eligible Inventory shall not exceed $1,000,000 (i.e. $2,000,000 maximum X 50% advance rate).

                  (e) Irrevocable Request. - Each request for a Loan pursuant to this Section 1.1.5 shall be irrevocable and binding on Borrower. Borrower shall indemnify Lender against any loss, cost or expense incurred by Lender as result of any failure to fulfill on or before the date specified in the request for such Loan, the applicable conditions set forth in Article II, including, without limitation, any loss, cost or expense which Lender determines in its reasonable judgment that it has incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund the requested Loan when such advance, as a result of such failure, is not made on such date. Any demand by Lender for payment pursuant to this Section 1.1.5(e) shall be accompanied by a schedule in reasonable detail setting forth its computation of any such loss, cost or expense, such schedule to be conclusive and binding on Borrower absent manifest error.

                  1.1.6 Prepayment of Prime Rate Loans.

                  (a) Borrower may repay at any time any Prime Rate Loan, in whole or in part, by paying to Lender the amount to be repaid by 2:00 p.m. (Eastern time) on any Business Day; provided, however, that any such prepayment shall be subject to a prepayment fee of three percent (3%) of the amount of principal being prepaid if such prepayment is made within twelve (12) months after the Closing Date and funded in whole or in part by the proceeds of a refinancing with another lender.

                  (b) Any such repayment of any Prime Rate Loan shall be in a principal amount of not less than $50,000.00 or such greater amount which is a multiple of $50,000.00 or the total principal amount of Revolving Credit Loans outstanding hereunder.

                  1.1.7 Prepayment of FHLBB Amortizing Loans.

                        (a) Borrower may prepay any FHLBB Amortizing Loan (in whole or in part) only on the first day of a calendar month, provided, however, that any such prepayment shall be subject to the payment of the prepayment fees specified in Subsections (b) and (c) below, as applicable.

                        (b) Any prepayment of the principal balance of an FHLBB Amortizing Loan made within twelve (12) months after the Closing Date and funded in whole or in part by the proceeds of a refinancing with another lender, shall be accompanied by a prepayment fee equal to the Yield Maintenance Fee plus three percent (3%) of the amount of principal being prepaid.

                        (c) Any prepayment of the principal balance of an FHLBB Amortizing Loan made more than twelve (12) months after the Closing Date, or made within twelve (12) months after the Closing Date but not funded in whole or in part by the proceeds of a

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refinancing with another lender, shall be accompanied by a prepayment fee equal to the greater of 1% of the principal balance being prepaid or the Yield Maintenance Fee.

                        (d) If any FHLBB Amortizing Loan is required by the terms of this Agreement to be made other than on the first day of the month for any reason, including, without limitation, acceleration pursuant to Article V hereof, Borrower shall pay Lender on demand such amount as shall be sufficient in the reasonable opinion of Lender to compensate Lender for any loss (including loss of earnings and anticipated profits) cost or expense (including, without limitation, costs or losses associated with prepaying or redeploying deposits, whether or not Lender shall have actually funded a FHLBB Amortizing Loan with corresponding deposits) incurred as a result of such repayment being made on such other date.

                        (e) Any demand by Lender for payment pursuant to this
Section 1.1.7 shall be accompanied by a schedule in reasonable detail setting forth its computation of any such loss, cost or expense, such schedule to be conclusive and binding on Borrower absent manifest error.

                        (f) Any repayment of an FHLBB Amortizing Loan shall be in a principal amount of not less than a single monthly principal payment thereof. All such payments made shall be applied to the scheduled monthly principal payments of the FHLBB Amortizing Loan in the inverse order of their maturities.

                  1.1.8 Mandatory Prepayments. Borrower shall make mandatory prepayments of the Loans in amounts equal to the amount of any insurance proceeds received in the event of an actual or constructive material loss or seizure or requisition of any Collateral except amounts permitted to be retained by Borrower or any of Borrower's Subsidiaries pursuant to the provisions of
Section 10.2 of the Security Agreement and Sections 1.2B. and 1.4 of each Mortgage (such Mortgage provisions to be subordinate and subject to any contrary provision of the first mortgages on the Real Property), which proceeds shall be used in accordance with such provisions. Such mandatory prepayments shall be made within five (5) days following receipt of the applicable proceeds, shall be accompanied by an Authorized Officer's certificate setting out the calculations used to determine such amount and certifying it as correct, and shall not be subject to any prepayment fee.

                  1.1.9 Application of Prepayments. If no prepayment fees (as opposed to Yield Maintenance Fess) are payable pursuant to Section 1.17, Borrower shall be responsible, in addition to the applicable Yield Maintenance Fee, for the payment of any administrative costs incurred by Lender in connection with such prepayment. All prepayments shall be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the principal payments required under the applicable Loan in the inverse order of maturity. Any partial prepayments shall not affect Borrower's obligation to make the regular monthly installments required with respect to the applicable Loan until such Loan is fully paid.

                  1.1.10 Prepayment Fee Upon Acceleration. If any Loan shall be accelerated for any reason whatsoever, the applicable prepayment fee in effect as of the date of such acceleration shall be paid and such prepayment fee shall also be added to the Obligations in determining the debt for the purposes of any judgment of foreclosure or deficiency judgment.

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                  1.1.11 Termination or Reduction of Loan Commitments. Borrower
may, upon ten (10) Business Days notice to Lender, (a) permanently terminate the Revolving Credit Commitment in whole or in part, and (b) prior to Conversion, permanently terminate the Equipment Loan Commitment in whole or in part; provided that any partial reduction shall be in the minimum amount of $50,000 or any integral multiple thereof. Upon any permanent termination or reduction of the Revolving Credit Commitment or the Equipment Loan Commitment, as applicable, Borrower shall simultaneously repay that portion of the applicable Loans that exceeds the applicable commitment as so reduced. Any repayment required by this
Section 1.1.9 shall be subject to the provisions of Sections 1.1.6 and 1.1.7.

      SECTION 1.2 Fees. Borrower shall pay a facility fee equal to (i) $50,000 (1%) for the Term Loan, (ii) $29,166.67 (1% pro-rated for 7-months) for the Revolving Credit Loan, and (iii) $15,000 (1%) for the Equipment Loan, the unpaid portion of which is due and payable on the Closing Date.

      SECTION 1.3 Computation of Interest and Fees; Payment Procedures.

                  1.3.1 Computation. All interest and fees payable hereunder and under the Notes shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                  1.3.2 Payment. Any principal, interest, fees or other Obligations payable by Borrower hereunder shall be paid to Lender in immediately available funds before 2:00 p.m. (Eastern Time) on the date due at the principal office of Lender set forth in the preamble of this Agreement. All such payments may be charged by Lender against Borrower's accounts with Lender.

                  1.3.3 Administration of Payment. Any check, draft or money order remitted in settlement of this Note may be handled for collection in accordance with the practice of the collecting bank or banks, and shall not be deemed payment until and unless good funds are actually received by or credited to Lender.

      SECTION 1.4 Capital Adequacy. If (a) the introduction of, or any change in, or in the interpretation of, any United States or foreign law, rule or regulation, in each case after the date hereof, or (b) compliance with any directive, guidelines or request from any central bank or other United States or foreign governmental authority (whether or not having the force of law) promulgated or made after the date hereof affects the amount of capital required or expected to be maintained by Lender or any corporation directly or indirectly owning or controlling Lender and Lender shall have determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on its capital or on the capital of such owning or controlling corporation as a consequence of its obligations hereunder to a level below that which Lender or such owning or controlling corporation could have achieved but for such introduction, change or compliance (after taking into account Lender's policies or the policies of such owning or controlling corporation, as the case may be, regarding capital adequacy) by an amount deemed by Lender (in its sole discretion) to be material, then, from time to time, Borrower shall, to the extent Lender is not otherwise compensated hereunder for such change, pay to Lender within thirty (30) Business Days after receipt of notice from Lender of any change described in this

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Section, such amount as shall compensate Lender for any such change. Such notice shall set forth in reasonable detail Lender's computation of the amount necessary to compensate it and such computation shall be conclusive in the absence of manifest error. Alternatively, in lieu of making such payment, Borrower shall have the right, within such thirty (30) Business Day period to notify Lender that Borrower intends to pay off the Loans in full, in which event Borrower shall have the right to make such payment in full within a period ending one hundred and eighty (180) days after the receipt of the original notice from Lender, without the payment of any prepayment fee and/or Yield Maintenance Fee.

      SECTION 1.5 Default Interest; Late Payment Fee.

                  1.5.1 Default Interest. Upon the occurrence and during the continuance of an Event of Default, Borrower shall on demand from time to time pay interest, to the extent permitted by law, on each Loan (and other related overdue amounts outstanding) up to the date of actual payment (after as well as before judgment) at a Default rate that is five percent (5%) above the interest rate otherwise due on such Loan. The Default rate shall be a variable rate, adjustable daily, with respect to any Prime Rate Loan, and a fixed rate with respect to any FHLBB Amortizing Loan.

                  1.5.2 Late Fee. If any payment is not received within fifteen
(15) days after the same is due to Lender, Borrower agrees to pay to Lender a late charge equal to the greater of (a) five percent 5% of the overdue amount, or (b) twenty five dollars ($25.00). Lender and Borrower acknowledge that such late payments shall cause additional administrative expenses to Lender, which cannot be ascertained at the time of such late payment and that such late payment fee and default rate are agreed to amounts to defray such expenses. Such late charge shall be made for each payment period for which any payment is delinquent.

      SECTION 1.6 Maximum Rate. Nothing contained in this Agreement or the Notes shall require Borrower to pay interest at a rate prohibited by applicable statute. If interest payable to Lender on any date would be in a prohibited amount, it shall be automatically reduced to an amount which is not prohibited and any amounts paid in excess of the prohibited amount shall be applied to the reduction of the principal of the Notes.

                                   ARTICLE II
                              CONDITIONS OF LENDING

      SECTION 2.1 Conditions Precedent to Initial Loans. The obligation of Lender to make the Loans hereunder shall be subject to the fulfillment of each of the following conditions precedent:

                  2.1.1 Fees. Borrower shall have paid, or made arrangements satisfactory to Lender for the payment of, all fees, costs, expenses, taxes and indemnities then payable by Borrower pursuant to Sections 1.2, 8.4 and 8.5 hereof.

                  2.1.2 Representations. The representations and warranties contained in Article III of this Agreement and in each other Loan Document and certificate or other writing delivered to Lender pursuant hereto on or prior to the Closing Date shall be true and correct on and as of the Closing Date, the Effective Date, and each subsequent date upon which a

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Borrowing occurs as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing or would result from the making of the Loan on the Effective Date.

                  2.1.3 No Violations. The making of the Loan shall not contravene any law, rule or regulation applicable to Lender.

                  2.1.4 Deliveries to Lender. Lender shall have received the following, each in form and substance satisfactory to Lender:

                        (a) the Revolving Credit Note duly executed by Borrower;

                        (b) the Term Loan Note duly executed by Borrower;

                        (c) the Equipment Loan Note duly executed by Borrower;

                        (d)) the Security Agreement covering Borrower's and its Subsidiaries personal property duly executed by Borrower and its Subsidiaries;

                        (e) intentionally omitted;

                        (f) the Perfection Certificates duly executed by Borrower and its Subsidiaries;

                        (g) the Mortgages duly executed by Borrower in proper form for recording in each jurisdiction where the Real Property is located;

                        (h) intentionally omitted;

                        (i) intentionally omitted;

                        (j) appropriate financing statements on Form UCC-1, in proper form for filing in such offices (or notations on motor vehicle title certificates) as may be necessary or, in the opinion of Lender or its counsel, desirable to perfect the security interests purported to be created by the Security Documents to which Borrower and its Subsidiaries are parties;

                        (k) searches of appropriate state and local records listing all effective financing statements which name as debtor, Borrower or any of its Subsidiaries or any predecessor of Borrower or any of its Subsidiaries (or the owner of the assets of Borrower or any of its Subsidiaries or any predecessor of Borrower or any of its Subsidiaries) which are filed in the governmental offices, together with copies of such financing statements, none of which, except as otherwise agreed to in writing by Lender, shall cover any of the Collateral;

                        (l) evidence of the insurance coverage required by the terms of this Agreement, the Security Agreement or the Mortgages, in each case where appropriate, with endorsements (i) naming Lender as additional insured or loss payee thereunder as specified by Lender, and (ii) providing that such policy may be terminated, modified or cancelled only upon

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thirty (30) days' prior written notice to Lender, together with evidence of the payment of all premiums due in respect thereof for such period as Lender may reasonably request;

                        (m) a copy of the resolutions adopted by the board of directors of Borrower and each Subsidiary of Borrower certified as of the Closing Date by an Authorized Officer thereof, authorizing (i) the transactions contemplated by the Loan Documents (ii) the execution, delivery and performance of the Loan Documents and the other documents to be delivered by Borrower in connection herewith;

                        (n) a certificate executed by an Authorized Officer of Borrower and each of its Subsidiaries dated the Closing Date and certifying the names and true signatures of the officers of Borrower and each of its Subsidiaries authorized, on behalf of Borrower and each of its Subsidiaries to sign each Loan Document and the other documents to be executed and delivered by Borrower and each of its Subsidiaries in connection herewith, together with evidence of the incumbency of such Authorized Officer;

                        (o) a copy of the certificate or articles of incorporation and all amendments thereto of Borrower and each of its Subsidiaries, certified as of a date not more than ten (10) Business Days prior to the Closing Date by the appropriate official of the state of incorporation thereof and as of the Closing Date by an Authorized Officer thereof;

                        (p) a copy of the by-laws of Borrower and each of its Subsidiaries, certified as of the Closing Date by an Authorized Officer thereof;

                        (q) a certificate, dated as of a date not more than five
(5) Business Days prior to the Closing Date of the appropriate official(s) of the state of incorporation and each state of foreign qualification of Borrower and each of its Subsidiaries, certifying as to the subsistence in good standing of, Borrower and each of its Subsidiaries in such states;

                        (r) a certificate of an Authorized Officer of Borrower, certifying as of the Closing Date as to the matters set forth in Section 2.1.2.;

                        (s) a certificate of an Authorized Officer of Borrower, dated the Closing Date, certifying, on behalf of Borrower, that since October 2, 2004 no material adverse change in the operations or financial condition of Borrower has occurred, and as to such other matters as Lender may reasonably request;

                        (t) favorable written opinion of Rogin, Nassau, counsel to Borrower, dated the Closing Date, in form and substance satisfactory to Lender and its counsel and as to such matters as Lender may reasonably request;

                        (u) executed originals of all promissory notes and other instruments, if any, evidencing or constituting any of the Collateral endorsed to the order of Lender, and executed counterparts of all chattel paper, if any, evidencing or constituting any of the Collateral;

                        (v) such estoppel certificates, waivers, consents or other approvals from any Person or Persons, and evidence of completion of other actions as may, in

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the opinion of Lender, be necessary or desirable to establish the priority of or otherwise protect the liens and security interests purported to be created by the Loan Documents and any supplement thereto, including without limitation a landlord's waiver from any landlord of Borrower or any of its Subsidiaries which leases to Borrower or any of its Subsidiaries a property where a substantial amount of Collateral is located;

                        (w) a letter of direction from Borrower addressed to Lender with respect to the disbursement of the proceeds of the funding of the Loans on the Effective Date;

                        (x) intentionally omitted;

                        (y) intentionally omitted;

                        (z) date down endorsements of owner's title policies demonstrating that Lender's Mortgages securing the Loans will constitute (i) a second lien on certain Real Property owned by Borrower and located at 21 Spring Lane, Farmington, Connecticut (subsequent to a first mortgage in favor of Lender in the original principal amount of $1,659,000), and (ii) a second lien (subsequent to a first mortgage in favor of Farmington Savings Bank in the original principal amount of $2,000,000.00) on certain Real Property owned by Borrower and located at 1790, 1798, 1806 New Britain Avenue, Farmington, Connecticut;

                        (aa) intentionally omitted;

                        (bb) completion of a satisfactory pre-closing audit by Lender;

                        (cc) such other approvals, opinions or documents as Lender may reasonably request.

                  2.1.5 Validity of Liens. The Security Documents shall be effective to create in favor of Lender a legal, valid and enforceable first (except as otherwise permitted herein) security interest in and lien upon the Collateral as of the Closing Date. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of Lender to protect and preserve such security interests shall have been duly effected or provided for.

                  2.1.6 No Material Adverse Change. There shall not have occurred any material adverse change in the business, financial condition or results of operations or prospects of Borrower since October 2, 2004.

                  2.1.7 Satisfactory Proceedings. All proceedings in connection with the execution of the Loan Documents and the Security Documents on the Closing Date and the making of any Loan on the Effective Date, and the other transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to Lender and its counsel, and Lender and such counsel shall have received all such information and documents as Lender, or such counsel, may reasonably request.

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      SECTION 2.2 Conditions Precedent to Additional Loans. The obligation of
Lender to make any Loan other than on the Effective Date is subject to fulfillment of each of the following conditions precedent and Borrower shall be deemed to have certified to Lender by a request for a Loan that each of such conditions precedent have been fulfilled:

                  2.2.1 Fees. Borrower shall have paid, or made arrangements satisfactory to Lender for the payment of, all fees, costs, expenses, taxes and indemnities then payable by Borrower pursuant to Sections 8.4 and 8.5 hereof.

                  2.2.2 Representations. The representations and warranties contained in Article III of this Agreement and in each other Loan Document and certificate or other writing delivered to Lender pursuant hereto shall be true and correct in all material respects on and as of the Closing Date, the Effective Date and each date of a subsequent Borrowing as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing or would result from the making of the Loan on such date.

                  2.2.3 No Violations. The making of such Loan shall not contravene any law, rule or regulation enacted after the date hereof applicable to Lender.

                  2.2.4 Notice. Lender shall have received a Borrowing Notice for such Borrowing pursuant to Section 1.1.5 hereof with respect to the Borrowing to be made on the Effective Date and each subsequent date upon which a Borrowing occurs.

                  2.2.5 The information contained in the most recently delivered Borrowing Notice and Borrowing Base Certificate is complete and correct and the amounts shown therein as "Eligible Receivables" and "Eligible Inventory" have been determined as provided in the Loan Documents, in each case, as of the date thereof.

                  2.2.5 No Material Adverse Change. Except for the Debt incurred hereunder, there shall not have occurred any material adverse change in the business, operations or condition, financial or otherwise, of Borrower since the date of the Closing Financial Statements referred to in Section 3.9.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

            Borrower hereby represents and warrants as follows:

            SECTION 3.1 Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

            SECTION 3.2 Subsidiaries, etc. The only Subsidiaries of Borrower, and the only partnerships or joint ventures in which Borrower or any Subsidiary of Borrower has an interest, are those listed on Schedule 3.2. Borrower or a Subsidiary of Borrower, as the case may be, owns the percentage of the issued and outstanding capital stock or other evidences of the ownership of each Subsidiary, partnership or joint venture listed on Schedule 3.2 as set forth on such Schedule. No such Subsidiary, partnership or joint venture has issued any securities convertible into shares of its capital stock (or other evidence of ownership) or securities convertible into such capital stock (or other evidence of ownership), and the outstanding capital stock (or other evidence of ownership) of such Subsidiaries, partnerships or joint ventures are owned by Borrower and its Subsidiaries free and clear of all Liens, warrants, options or rights of others of any kind whatsoever except for Permitted Liens permitted by Section 4.13. All of the divisions of Borrower and its Subsidiaries are listed on Schedule 3.2.

            SECTION 3.3 Corporate Authorizations. Borrower and each of its Subsidiaries (a) has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated to be conducted, and, to make the borrowings hereunder (in the case of Borrower) and to consummate the transactions contemplated hereby, and by the other Loan Documents; and (b) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where failure to be so qualified will not have a Material Adverse Effect.

            SECTION 3.4 No Violation. The execution, delivery or performance by Borrower and its Subsidiaries of each of the Loan Documents to which it is a party will not cause it to be in violation of (a) its certificate or articles of incorporation or its by-laws, (b) any law, governmental regulation, order or judgment applicable to Borrower or any of its Subsidiaries or any of their respective properties or assets, and, except as set forth in Schedule 3.4., neither Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect, or (c) any material term of any agreement or instrument binding on or affecting Borrower or any of its Subsidiaries. The execution, delivery and performance by Borrower and each of its Subsidiaries of each Loan Document to which it is a party do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, whether now owned or hereafter acquired, except for Permitted Liens.

            SECTION 3.5 Authorizations and Approvals. No authorization or approval or other action by, and no notice to or filing (except filings to perfect the security interests under the Security Documents) with, any governmental authority or other regulatory body or any other Person is required for the due execution, delivery and performance by Borrower and each of its Subsidiaries of each Loan Document to which it is a party.

            SECTION 3.6 Validity. This Agreement is, and each other Loan Document when delivered hereunder, will be, duly authorized and executed and constitute a legal, valid and binding obligation of Borrower and each of its Subsidiaries which is a party thereto, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally and by the application of equitable principles.

            SECTION 3.7 Indebtedness. Except as described on Schedule 3.7, Borrower and its Subsidiaries have no presently outstanding Indebtedness nor is Borrower or any Subsidiary of Borrower in default with respect to its existing Indebtedness.

            SECTION 3.8 Pending Litigation. Except as set forth on Schedule 3.8, there is no action, suit or proceeding pending or, to Borrower's knowledge, threatened against or otherwise affecting Borrower or any Subsidiary of Borrower, or any of the property of Borrower or any Subsidiary of Borrower before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, which if adversely determined would (a) materially adversely affect the operations or condition, financial or otherwise, of Borrower and its subsidiaries on a consolidated basis, (b) adversely affect the ability of Borrower or any Subsidiary of Borrower to perform their respective obligations under any Loan Document or (c) have any material adverse affect on the Collateral (a "Material Adverse Effect").

            SECTION 3.9 Financial Statements. The financial statements of Borrower constituting the 10-Q filing with the Securities and Exchange Commission dated July 3, 2004 (the "Closing Financial Statements") fairly present the financial consolidated financial condition and operations of Borrower and its Subsidiaries for the fiscal periods ended on the dates thereof (all in accordance with GAAP). There has been no material adverse change in the business, operations, assets, prospects, properties or financial condition of Borrower since the date of such audited Financial Statements. The Pro Forma Financial Statements of Borrower delivered to Lender present fairly the consolidated financial condition of Borrower and its Subsidiaries as of the date hereof and are materially accurate and complete. The projections (including, without limitation, financial projections included in the pro formas of the financial condition of Borrower and its Subsidiaries provided to Lender have been prepared in good faith based upon assumptions disclosed therein, are consistent with the Pro Forma Financial Statements and are reasonable as of the date hereof.

            SECTION 3.10 Solvency. Borrower (both before and after giving effect to the transactions contemplated hereby) (a) is solvent, having assets, at present valuation, in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and (b) has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature. It is understood that the valuations of assets pursuant to the immediately preceding sentence have been made at going concern values which Borrower believes to be justified under the circumstances.

            SECTION 3.11 Margin Securities. Borrower is not and will not be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

            SECTION 3.12 Taxes. All tax returns, reports and statements required by law, whether federal, state or local or otherwise, to be filed by Borrower and its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and all taxes, assessments and other governmental charges shown thereon to be due and payable, or otherwise levied on Borrower or any Subsidiary have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, except (a) insofar as extensions have been obtained and are currently in effect and (b) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the nonpayment thereof and with respect to which adequate reserves have been set aside for the payment thereof and (c) to the extent that the failure to file any state or local tax returns or reports would not have a Material Adverse Effect. Neither Borrower nor any Subsidiary of Borrower has given or been requested to give a waiver of any statute of limitations relating to the payment of federal, state or local taxes. Proper and accurate amounts have been withheld by Borrower and each of its Subsidiaries from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal and state law. All payments of sales and use taxes required by applicable state law have been made by Borrower and each of its Subsidiaries. Proper and accurate federal and state returns have been filed by Borrower and its Subsidiaries for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon as due and payable have been paid in full or adequate provision therefor is included on the books of Borrower and its Subsidiaries.

            SECTION 3.13 Nature of Business. Borrower is engaged solely in the business of providing manufacturing and design services to a broad range of industries and the manufacture and repair of industrial spindles.

            SECTION 3.14 Title to Property; Liens. Borrower and each of its Subsidiaries owns all its respective material assets (other than assets held by Borrower or any such Subsidiary as lessee under leases) reflected in the Pro Forma Financial Statements (except assets sold or otherwise disposed of in the ordinary course of business) and such assets are free and clear of all liens, security interests and other charges and encumbrances and other types of preferential arrangements except for Permitted Liens.

            SECTION 3.15 Restrictions on Borrower and its Subsidiaries. Neither Borrower nor any Subsidiary is party to any contract or agreement, or subject to any charter or other corporate restriction, which would have a Material Adverse Effect. Neither Borrower nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a lien other than a Permitted Lien.

            SECTION 3.16 Chief Executive Offices. The chief executive offices of Borrower and each of its Subsidiaries and the offices where all of the records and books of account of Borrower and each of its Subsidiaries are kept, are located on the date hereof as set forth on Schedule 3.16 or such other location designated by Borrower in compliance with the provisions of Section 4.29 hereof.

            SECTION 3.17 Investment Company Act. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a Person.

            SECTION 3.18 Intellectual Property; Accreditation. Except as set forth in the Schedule 3.18, Borrower and each Subsidiary of Borrower owns or possesses the right to use all the patents, trademarks, copyrights and other intellectual property used or useful in, or necessary for, the present and planned future conduct of its business. Except as set forth in Schedule 3.18, to the best of Borrower's knowledge, the ownership and/or use of the aforementioned intellectual property by Borrower and each Subsidiary of Borrower does not infringe on the intellectual property rights of any other Person, and no claim has been made, notice given or dispute arisen concerning such infringement. All registrations, patents and licenses issued with respect to Borrower's and each of its Subsidiaries intellectual property are valid and in full force and are not subject to any proceeding or claim challenging their extent or validity. Borrower is fully accredited as required by its agreements with the Seller and has complied with all requirements of the Seller to remain accredited and has not received any notice from the Seller of any breach of any requirement to remain fully accredited. All intellectual property licenses and other rights necessary for Borrower to conduct its business, and Borrower has fully complied with any and all agreements relating thereto and has received no notice of any violation thereof.

            SECTION 3.19 The Security Documents.

            3.19.1 The provisions of the Security Documents are effective to create in favor of Lender, a legal, valid and enforceable security interest in all right, title and interest of Borrower and each of the Subsidiaries in the Collateral; when the financing statements have been filed in the offices in the jurisdictions listed in Schedule 3.19 hereto, the Security Documents shall constitute a fully perfected first lien on, and security interest in all right, title and interest of Borrower and each of its Subsidiaries in the Collateral described therein to the extent the filing of financing statements under the UCC is a permissible method of perfection of security interests in the Collateral described therein in each such jurisdiction, subject to no prior liens, except for Permitted Liens.

            3.19.2 Intentionally Omitted.

            3.19.3 Each Mortgage is effective to grant to Lender, a legal, valid and enforceable mortgage lien on all of the right, title and interest of Borrower in the mortgaged property described therein; which lien secures all the Loans and constitutes a second lien with respect to the Real Property located at 21 Spring Lane, Farmington, Connecticut and a second lien with respect to the Real Property located at 1790, 1798, 1806 New Britain Avenue, Farmington, Connecticut. When each Mortgage is duly recorded in the appropriate recording office in the county in which the subject Real Property is located and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, such Mortgage shall constitute a fully perfected lien on, and security interest in, such mortgaged property, subject, with respect to the Real Property, only to the encumbrances and exceptions to title noted in the owner's title policy and date down endorsement as marked and delivered to Lender pursuant to subsection 2.1.4(z); and when financing statements have been filed in the governmental office for the state and county in which the Real Property is located, each Mortgage shall also create a legal, valid, enforceable and perfected second lien on, and security interest in, all right, title and interest of Borrower thereto in all real and personal property which is the subject of such Mortgage, subject only to the encumbrances and exceptions to title noted in the owner's title date down endorsement delivered to Lender as set forth above.

            3.19.4 The property which is subject to the Security Documents to which Borrower and its Subsidiaries are parties constitutes substantially all the property of any nature of Borrower and its Subsidiaries.

            SECTION 3.20 ERISA. No Reportable Event (for which the notice requirement has not been waived by the United States Department of Labor) has occurred during the immediately preceding six-year period with respect to any Single Employer Plan, and each Single Employer Plan has complied and has been administered in all material respects, in accordance with applicable provisions of ERISA and the Internal Revenue Code. The present value of all benefits vested under each Single Employer Plan maintained by Borrower or any Commonly Controlled Entity (based on those assumptions used to fund such Employee Plan) did not, as of the last annual valuation date applicable thereto, exceed the value of the assets of such Employee Plan allocable to such vested benefits, except with respect to the EDAC Technologies Corporation Gros-Ite Industries Employees' Pension Plan. Neither Borrower, nor any Commonly Controlled Entity has during the immediately preceding six-year period, had a complete or partial withdrawal from any Multiemployer Plan, and the liability to which Borrower or any Commonly Controlled Entity would become subject under ERISA if Borrower or any Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the most recent valuation date applicable thereto is not in excess of $0.00. Neither Borrower, nor any Commonly Controlled Entity has received notice that any Multiemployer Plan is in reorganization or is insolvent nor, to the best knowledge of Borrower, is any such Multiemployer Plan in reorganization or insolvent, nor, to the best knowledge of Borrower, is such a reorganization or insolvency likely to occur. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of Borrower for post-retirement benefits to be provided to its current and former employees under Employee Plans which are welfare benefit plans (as defined in Section 3(l) of ERISA) does not, in the aggregate, exceed the assets under all such Employee Plans allocable to such benefits.

            SECTION 3.21 Environmental Compliance.

                  Except as set forth in Schedule 3.21 and subject to any information to the contrary indicated in the Environmental Reports:

                  3.21.1 Borrower (including in such term for the purposes of this Section 3.21, any present or former Affiliate of Borrower for whose environmental liability Borrower or any Subsidiary of Borrower might be responsible) is in material compliance with all Environmental Laws.

                  3.21.2 Borrower has obtained and is in compliance with all material permits, certificates, licenses, approvals and other authorizations required by the Environmental Laws, and has filed all material notifications required by the Environmental Laws, in connection with its ownership or use of any real estate or the operation of its business.

                  3.21.3 There are no outstanding notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings, administrative, civil or criminal, at law or in equity, pending against Borrower, and to Borrower's knowledge, no investigation or review is pending or threatened against Borrower by any governmental entity with respect to any alleged material violation of any Environmental Law in connection with its ownership or use of any real estate or the conduct of its business which would have a Material Adverse Effect.

                  3.21.4 To the best of Borrower's knowledge, all toxic, polluting or hazardous substances or wastes (collectively "Hazardous Substances") generated or managed by Borrower have been transported in compliance with the Environmental Laws to storage, treatment, recycling or disposal facilities permitted or authorized to handle such substance by the government agency with jurisdiction thereof.

                  3.21.5 No notification of Release (as defined in Subsection
3.21.6 below) of a Hazardous Substance pursuant to CERCLA, the Federal Clean Water Act or the Clean Air Act, or any state or local environmental law, regulation or ordinance has been received or filed by Borrower as to any property now or formerly owned or occupied by Borrower. No property now occupied or owned by Borrower, is listed or proposed for listing on the National Priority List under CERCLA and, to Borrower's knowledge, no property currently or formerly owned or Occupied by Borrower is listed or proposed for listing on the National Priority List under CERCLA, or on the Comprehensive Environmental Response, Compensation Liability Information System ("CERCLIS"), or any similar state list of sites requiring investigation or clean-up.

                  3.21.6 No Hazardous Substances have been released, discharged or disposed of, spilled, leaked, pumped, poured, emitted, emptied, injected, leached, dumped or allowed to escape ("Release") in any material respect, during the period of Borrower's ownership or occupancy, other than as allowed by the Environmental Laws, at, on, or under any property now owned or occupied by Borrower, or during such time as Borrower formerly owned or occupied any property, by Borrower, or to Borrower's knowledge, by any third party or in the conduct of Borrower's business which release could be reasonably expected to have a Material Adverse Effect.

                  3.21.7 Borrower has not received from any federal, state or local environmental regulatory entity, any requests for information, notices of claim, demand letters, or other notifications that, in connection with the ownership or use of any real estate or the conduct of Borrower's business, it is or may be potentially responsible with respect to any investigation or clean-up of Hazardous Substances or toxic wastes or pollutants at any sites and such responsibility could reasonable be expected to have a Material Adverse Effect.

                  3.21.8 To the best of Borrower's knowledge, no polychlorinated biphenyls ("PCB's"), asbestos-containing materials, or underground storage tanks, active or abandoned are or have been present at any property now owned, operated or occupied by Borrower, nor were they present during such time as Borrower formerly owned, operated or occupied any property.

                  3.21.9 To the best knowledge of Borrower, no Hazardous Substance has come to be located at any site which is listed or proposed for listing under CERCLA, CERCLIS or on any similar state list, or which is the subject of federal, state or local enforcement actions or other investigations, which may lead to any material claims against Borrower or any claims against Lender for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

                  3.21.10 Except for the Environmental Reports, or as otherwise listed in Schedule 3.21 and heretofore provided to Lender, there have been no environmental inspections, investigations, studies, audits, tests, reviews or other analyses ("Reports") conducted in relation to either (i) any property or business now owned, operated, or leased by Borrower or (ii) any property previously owned, operated or leased by Borrower, provided that such Report was prepared by or on behalf of Borrower.

            SECTION 3.22 Licenses and Permits. Except as set forth on Schedule 3.22, Borrower is current and in good standing with respect to all governmental approvals, permits, certificates, licenses, inspections, consents and franchises (collectively, "Approvals") necessary to continue to conduct its business and to own or lease and operate its properties as heretofore conducted, owned, leased or operated and as presently contemplated to be conducted, owned, leased or operated, except for Approvals the failure to which obtain is not likely, individually or in the aggregate, to have a Material Adverse Effect.

            SECTION 3.23 Other Names. The business conducted by Borrower, or any Subsidiary of Borrower has not been conducted under any corporate, trade or fictitious name other than as listed on Schedule 3.23 hereto or as may be disclosed pursuant to Section 4.29 below.

            SECTION 3.24 Strikes; Work Stoppages; Immigration Law. There are no strikes, work stoppages or controversies pending or to the best of Borrower's knowledge threatened, between Borrower and any of its Subsidiaries and any of their employees which would cause a Material Adverse Effect.

            SECTION 3.25 Capital Structure. True and correct listings of the shareholder's of any Subsidiary or Affiliate of Borrower as of the date hereof, including the number of shares owned by each, are attached hereto as Schedule
3.25. Borrower's outstanding shares consist solely of 4,444,438 common shares. There are no outstanding securities, rights, options, warrants, shareholders agreements, registration rights agreements or other agreements relating to any interest of any sort in Borrower except as set forth on Schedule 3.25.

            SECTION 3.26 Customer and Trade Relations. As of the date hereof, there exists no actual or to Borrower's knowledge threatened, termination, cancellation, material limitation of or any material modification or material change in the business relationship of Borrower or any of its Subsidiaries with any customer or group of customers of Borrower whose purchases individually or in the aggregate are material to the operations of Borrower or any of its Subsidiaries or in any business relationship of Borrower or any of its Subsidiaries with any material supplier to Borrower or any of its Subsidiaries.

            SECTION 3.27 Intentionally Omitted.

            SECTION 3.28 Accuracy of Information. No Loan Document, no schedule or exhibit thereto and no other document, certificate, report, statement or other information furnished to Lender in connection herewith or with the consummation of the transactions contemplated hereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact materially adversely affecting the assets, business, operations or prospects of Borrower or any of its Subsidiaries which has not been set forth in an exhibit or schedule hereto or otherwise disclosed in writing by Borrower to Lender with specific reference to this Agreement or the financing evidenced hereby.

            SECTION 3.29 Survival of Warranties. All representations and warranties contained in the Loan Documents shall survive the execution and delivery of the Loan Documents and, for purposes of Sections 8.4 and 8.5, the termination thereof.

                                   ARTICLE IV
                                    COVENANTS

            So long as any Obligation remains outstanding or unsatisfied, or Lender has any obligation to make Loans hereunder Borrower agrees that:

            SECTION 4.1 Financial Covenants of Borrower. Borrower will not for any period set forth below:

                  4.1.1 Leverage Ratio. Permit the Leverage Ratio to be greater than 4.75 to 1.00 during any applicable measuring period.

                  4.1.2 Initial Debt Service Coverage Ratio. Permit the Initial Debt Service Coverage Ratio to be less than 1.00 to 1.00 as of December 31, 2004.

                  4.1.3 Continuing Debt Service Coverage Ratio. Permit the Continuing Debt Service Coverage Ratio to be less than 1.25 to 1.00 during any applicable measuring period.

            SECTION 4.2 Reporting Requirements. Borrower will furnish to Lender:

                  4.2.1 As soon as available and in any event within fifteen
(15) days after the end of each calendar month, agings of accounts receivable and accounts payable and inventory listings in form reasonably satisfactory to Lender, and a completed Borrowing Base Certificate in substantially the form attached hereto as Exhibit E.

                  4.2.2 As soon as available and in any event within forty five
(45) days after the end of each fiscal quarter, (a) a consolidated and consolidating balance sheet of Borrower and its Subsidiaries for such fiscal quarter, and (b) consolidated and consolidating statements of income and retained earnings and cash flows of Borrower and its Subsidiaries for such fiscal quarter, in reasonable detail, prepared in accordance with GAAP for the period from the end of the preceding Fiscal Year to the end of such fiscal quarter, all in a form reasonably satisfactory to Lender and duly certified by Borrower's chief financial officer or chief executive officer, on behalf of Borrower, as fairly presenting the financial condition of Borrower and its Subsidiaries at the end of such periods and the results of the operations of Borrower and its Subsidiaries for such periods (subject to normal year-end audit adjustments) and having been prepared in accordance with GAAP, together with a Compliance Certificate of such officer.

                  4.2.3 as soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year of Borrower, (a) a consolidated and consolidating balance sheet of Borrower as at the end of such Fiscal Year, and (b) consolidated and consolidating statements of income, retained earnings and cash flow of Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail, including all supporting schedules and comments, prepared in accordance with GAAP and setting forth in comparative form corresponding figures for the preceding Fiscal Year, and accompanied by (i) a report and an opinion (which shall not be qualified in any material respect), each in form and substance reasonably satisfactory to Lender, by independent certified public accountants of recognized standing selected by Borrower and reasonably satisfactory to Lender, with (ii) a Compliance Certificate of Borrower's chief financial officer or chief executive officer;

                  4.2.4 as soon as practicable and in any event within fifteen
(15) days after filing complete copies of all federal and state tax returns of Borrower and its Subsidiaries, as applicable, each of which shall be signed and certified by Borrower to be true, correct and complete, or if an extension is filed with respect to the filing of any such tax return, a copy of such extension within fifteen (15) days of filing of such extension;

                  4.2.5 as soon as possible and in any event within three (3) Business Days after Borrower obtains knowledge of the occurrence of a Default or an Event of Default, or any Material Adverse Effect, the written statement of the chief executive officer or the chief financial officer of Borrower setting forth the details of such Default, Event of Default, or Material Adverse Effect and the statement of such officer setting forth the action which Borrower proposes to take with respect thereto;

                  4.2.6 promptly after the sending thereof, copies of all statements, reports and other information which Borrower distributes to any holders of its Indebtedness or its securities or filed with the Securities and Exchange Commission or any national securities exchange;

                  4.2.7 (a) promptly after the request therefor by Lender, copies of each annual report (Form 5500 series) for any Employee Plan which Borrower or any of its Commonly Controlled Entities files under ERISA with the Internal Revenue Service, and (ii) promptly after the filing or receipt thereof, copies of any other report or notice which Borrower or any of its Commonly Controlled Entities files with or receives from the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or from any plan sponsor (as defined in Section 3(16)(B) of ERISA), in respect of any Employee Plan and which evidences the Pension Benefit Guaranty Corporation's intention to terminate any Employee Plan or to have a trustee appointed to administer any Employee Plan or which concerns the imposition or amount of withdrawal liability pursuant to
Section 4202 of ERISA;

                  4.2.8 promptly after the commencement thereof but in any event not later than five (5) Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by Borrower notice of each action, suit or proceeding before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which, if determined adversely, would have a Material Adverse Effect and copies of any notice of default under any material lease or other material agreement;

                  4.2.9 as soon as practicable and in any event within ten (10) days of delivery to Borrower, a copy of any material letter issued by Borrower's independent public accountants or other management consultants with respect to Borrower's financial or accounting systems or controls, including all so-called "management letters"; and

                  4.2.10 promptly upon request, such other information concerning the condition or operations, financial or otherwise, of Borrower as Lender may from time to time reasonably request.

            SECTION 4.3 Use of Proceeds. Borrower will use the proceeds of the Term Loan only to pay off an existing loan with General Electric Credit Corporation and related expenses, and will use the proceeds of Revolving Credit Loans only to pay off an existing loan with General Electric Credit Corporation and for general working capital purposes, and will use the proceeds of the Equipment Loans only for the purchase of certain Eligible Equipment.

            SECTION 4.4 Compliance with Laws, Etc. Borrower will and will cause each of its Subsidiaries to comply in all material respects with all applicable laws, rules, regulations and orders, and all contracts and agreements to which it or its properties are subject, such compliance to include, without limitation, compliance with ERISA with respect to any Employee Plan, paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or its properties, and paying all lawful claims which if unpaid might become a lien or charge upon any of its properties, except to the extent such taxes, assessments and governmental charges or levies are contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof and such contest will not in the reasonable judgment of Lender endanger its interest in any Collateral.

            SECTION 4.5 Preservation of Existence, Etc. Borrower will and will cause each of its Subsidiaries to maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where failure to do so, individually or in the aggregate, is not likely to have a Material Adverse Effect.

            SECTION 4.6 Obtaining of Permits, Etc. Borrower will and will cause each of its Subsidiaries to obtain, maintain and observe all permits, licenses, authorizations, approvals and accreditation necessary or useful in the proper conduct of its business, except where failure to do so, individually or in the aggregate, is not likely to have a Material Adverse Effect.

            SECTION 4.7 Maintenance of Insurance. Borrower will and will cause each of its Subsidiaries to maintain the insurance required by the Security Agreement and the Mortgages; and Borrower and its Subsidiaries will maintain with financially sound and reputable insurance companies or associations satisfactory to Lender insurance (including, without limitation, comprehensive general liability and hazard insurance) with respect to its properties and business and the properties and business of its Subsidiary, in such amounts and covering such risks, as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated. Lender will be named a lender loss payee as its interests may appear with respect to all such insurance.

            SECTION 4.8 Intentionally Omitted.

            SECTION 4.9 Maintenance of Properties, Etc. Borrower will and will cause each of its Subsidiaries to maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the material provisions of all material leases to which it is a party or under which it occupies property, so as to prevent any material loss or forfeiture thereof or thereunder.

            SECTION 4.10 Keeping of Records and Books of Account. Borrower will and will cause each of its Subsidiaries to keep adequate records and books of account with complete entries made in accordance with GAAP reflecting all of its financial transactions, including, but not limited to all transactions between or among Borrower and its Affiliates.

            SECTION 4.11 Inspection Rights. Upon reasonable notice (and for this purpose no more than two Business Days notice shall be required under any circumstances) if no Event of Default or Default shall exist, or at any time with or without notice after the occurrence of an Event of Default or Default, Borrower shall, and shall cause each of its Subsidiaries to, allow any representative of Lender to visit and inspect any of the properties of Borrower and any of its Subsidiaries, to conduct field examinations, to examine the books of account and other records and files of Borrower and any of its Subsidiaries (including, without limitation, the financial statements (audited and unaudited, to the extent prepared) of each Subsidiary and information with respect to each business operated by Borrower and any of its Subsidiaries), to make copies thereof and to discuss the affairs, business, finances and accounts of Borrower and its Subsidiaries with its personnel and accountants, all at Borrower's expense. Lender's inspections are solely for the protection of Lender and no action or inaction of Lender shall constitute any representation by Lender that Borrower is in compliance with the terms of any Loan Documents or that Lender approves of Borrower's affairs, business, finances or accounts.

            SECTION 4.12 Operating Accounts. Borrower will and will cause each of its Subsidiaries to maintain all of its operating accounts with Lender and provide that all amounts deposited in any bank account not located at Lender (other than reasonable amounts maintained for payroll purposes at a local bank located outside the geographic area serviced by Lender) will be transferred daily to an account located at Lender.

            SECTION 4.13 Liens on Property. Borrower will not and will not permit any of its Subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, rights or other assets, whether now owned or hereafter acquired, other than the following (referred to collectively as "Permitted Liens"):

                        4.13.1 the liens or security interests existing on the date hereof and listed on Schedule 4.13 hereto;

                        4.13.2 liens or security interests granted to Lender;

                        4.13.3 landlord's liens and inchoate liens arising by operation of law to secure claims for the purchase of labor, services, materials, equipment or supplies to the extent that payment thereof shall not more than 90 days past due or are being contested in good faith by appropriate proceedings for which appropriate reserves have been established;

                        4.13.4 liens for taxes, assessments or other governmental charges which are non-delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken in accordance with generally accepted accounting principles;

                        4.13.5 deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance;

                        4.13.6 deposits or pledges to secure (or deposits or pledges to secure letters of credit to secure) bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business in an aggregate amount not to exceed $250,000;

                        4.13.7 judgment liens and attachments that have been stayed or bonded;

                        4.13.8 liens on deposits of property or funds delivered to stay litigation in aggregate amounts not exceeding $100,000;

                        4.13.9 (a) all purchase money liens disclosed on the Perfection Certificate, (b) additional purchase money liens incurred after the Closing Date in the ordinary course of business not exceeding, at any one time outstanding, $100,000, and (c) operating leases permitted under Section 4.30; and

                        4.13.10 other liens incidental to the conduct of Borrower's and its Subsidiaries businesses or the ownership of their Real Property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of the Real Property and assets or materially impair the use thereof in the operation of its business easements, rights of way, and similar restrictions or encumbrances not interfering with the ordinary conduct of business of Borrower or any of its Subsidiaries.

            SECTION 4.14 Indebtedness. Borrower will not create, incur, assume, guaranty or remain liable, contingently or otherwise, with respect to or suffer to exist any Indebtedness other than:

                        4.14.1 indebtedness created by the Loan Documents;

                        4.14.2 indebtedness existing on the date hereof as set forth on Schedule 3.7 hereto;

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

                        4.14.3 guarantees permitted under Section 4.19 hereof;

                        4.14.4 purchase money indebtedness secured by liens permitted by Section 4.13.9;

                        4.14.5 unsecured accounts payable to trade creditors which (a) are not outstanding for more than 90 days from the original billing date, or (b) are outstanding for more than 90 days from the original billing date but which are disputed by Borrower, and for which Borrower has provided sufficient reserves for payment in the event such dispute by Borrower is unsuccessful;

                        4.14.6 indebtedness of any Subsidiary to Borrower.

            SECTION 4.15 Loans and Investments. Borrower will not and will not permit any of its Subsidiaries to extend credit (other than advances and extensions of credit in the ordinary course of business) to any Person, or purchase or acquire any capital stock, assets, obligations or other securities of or make any capital contribution to or otherwise invest in or acquire any interest in any Person, except, so long as no Default or Event of Default exists or would result therefrom:

                        4.15.1 investments in United States Treasury obligations and other obligations guaranteed by the U.S. government or an agency thereof;

                        4.15.2 certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus not less than $100,000,000 and whose long-term debt is rated at least "A" by Standard & Poor's Corporation or by another similar nationally recognized rating service;

                        4.15.3 open market commercial paper rated in one of the two highest credit rating categories for commercial paper of Standard & Poor's Corporation or of another similar nationally recognized rating service;

                        4.15.4 repurchase agreements with any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus not less than $100,000,000 and whose long-term debt is rated at least "A" by Standard & Poor's Corporation or by another similar nationally recognized rating service relating to United States Treasury obligations, in each case maturing in less than one year;

                        4.15.5 travel advances and other advances to employees and independent contractors in the ordinary course of business not in excess of $25,000 outstanding at any time on a consolidated basis for Borrower and its Subsidiaries; and

                        4.15.6 investments by Borrower and its Subsidiaries in Borrower or any Subsidiary of Borrower existing on the date hereof and additional investments therein made in the ordinary course of business on the same basis as such investments have been customarily made.

            SECTION 4.16 No Negative Pledge. Borrower will not and will not permit any Subsidiary to agree with any Person not to mortgage, pledge or otherwise encumber any of Borrower's or any Subsidiary's property (except for property which is the subject of permitted Capitalized Lease Obligations or permitted purchase money security interests).

            SECTION 4.17 Merger, Consolidation, Acquisition. Borrower will not and will not permit any of its Subsidiaries to acquire all or substantially all of the assets or business of any Person, whether by purchase of stock or assets, merger or consolidation, or otherwise (or enter into any agreement to do so), except for the purchase of inventory in the ordinary course of Borrower's business; provided that any Subsidiary may merge with any other Subsidiary and any Subsidiary may merge with Borrower so long as Borrower is the surviving corporation.

            SECTION 4.18 Sale of Assets, Etc. Borrower will not, without Lender's prior written consent, which may be withheld in Lender's sole discretion, sell assign, transfer, lease or otherwise dispose of any of its properties or assets (whether now owned or hereafter acquired) to any Person, other than (a) inventory sold in the ordinary course of business and (b) sales or other disposition of used equipment in the ordinary course of business in an amount not to exceed $100,000 (based on the then book value (taking into account depreciation)) in any fiscal year.

            SECTION 4.19 Guarantees, Etc. Borrower will not and will not permit any of its Subsidiaries to assume, guarantee, endorse or otherwise become directly or contingently liable including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss, in connection with any Indebtedness of any other Person, other than guarantees by endorsement of negotiable instruments for deposit or collection in the ordinary course of business; provided that Borrower may guaranty any Indebtedness of any Subsidiary and any Subsidiary may guaranty and Indebtedness of Borrower or any Subsidiary to the extent such Indebtedness is permitted hereby.

            SECTION 4.20 Change in Nature of Business. Borrower will not and will not permit any of its Subsidiaries to make any material change in the nature of its business, or discontinue or liquidate any material part of its operations without the prior written consent of Lender.

            SECTION 4.21 Pension Plans. Borrower will and will cause each of its Subsidiaries to:

                        4.21.1 keep in full force and effect any and all Single Employer Plans which are presently in existence or may, from time to time, come into existence under ERISA, unless such Employee Plans can be terminated without
(a) causing a Material Adverse Effect, and/or (b) causing Borrower to incur more than $300,000 in (i) out of pocket costs and expenses, and/or (ii) accrued liabilities in accordance with GAAP;

                        4.21.2 make contributions to all its Employee Plans in a timely manner and in a sufficient amount to comply in all material respects with the requirements of ERISA;

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

                        4.21.3 comply in all material respects with the requirements of ERISA which relate to such Employee Plans; and

                        4.21.4 notify Lender immediately upon receipt by Borrower of any notice of the institution of any proceeding or other third party action which may result in the termination of any Employee Plan or any assessment against Borrower with respect to any Employee Plan, and deliver to Lender, promptly after the filing or receipt thereof, copies of all material reports or notices relating to such proceeding or related action which Borrower files or receives under ERISA with or from the Internal Revenue Service, the Pension Benefit Guaranty Corporation, or the U.S. Department of Labor.

            SECTION 4.22 Environmental Compliance. Borrower will and will cause each of its Subsidiaries to:

                        4.22.1 comply in all material respects with Environmental Laws, and obtain, be in material compliance with, and maintain all material permits, certificates, licenses, approvals and other authorizations relating to the Management (as defined in the definition of "Environmental Laws" set forth in Section 7.1) or Release of Hazardous Substances (as those terms are defined in Section 3.21), required by the Environmental Laws, and file when due all notifications required by the Environmental Laws in connection with its ownership or use of any real estate or the operation of its business;

                        4.22.2 transport or arrange for the transport of all Hazardous Substances generated by Borrower's or any Subsidiary's business in compliance, in all material respects, with the Environmental Laws to storage, treatment, recycling and disposal facilities permitted or authorized to handle such Hazardous Substances by the government agencies with jurisdiction thereof;

                        4.22.3 not arrange for the disposal (as defined under CERCLA) of any Hazardous Substances removed from the premises of third parties nor become the operator (as defined under CERCLA) of any such third party premises;

                        4.22.4 keep the property owned or occupied by Borrower and any Subsidiary free of the presence of Hazardous Substances, except in such quantities used in the ordinary course of business, and in compliance with all applicable Environmental Laws;

                        4.22.5 not Release or allow the Release of any Hazardous Substances, other than as allowed by the Environmental Laws, at, upon, under or within the property owned or occupied by Borrower or any Subsidiary or any third party location at which Borrower or any Subsidiary conducts its business (any such event (not so allowed) being hereinafter referred to as a "Hazardous Discharge"); and

                        4.22.6 notify Lender within ten (10) Business Days of any Hazardous Discharge, any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the property owned or occupied by Borrower or any Subsidiary, demand letter or complaint, order, claim, penalty assessment, citation or any other notice, any suit or other proceeding, administrative, civil or criminal, at law or in equity, pending or threatened against Borrower or any Subsidiary

(collectively referred to as "Environmental Complaint") received from or filed by any person or entity, including any federal, state or local governmental authority, with respect to any alleged violation of any Environmental Law or with respect to Management of Hazardous Substances or any other environmental matter in connection with Borrower's or any Subsidiary's ownership or use of any real estate or the conduct of its business, and forward a copy of same to Lender and give written notice of same to Lender which notice shall describe in reasonable detail the facts and circumstances giving rise to the Hazardous Discharge or Environmental Complaint.

            SECTION 4.23 Distributions. Borrower will not and will not permit any of its Subsidiaries to make or declare any Distribution, except that any Subsidiary may make distributions to Borrower or to any other Subsidiary.

            SECTION 4.24 Transactions with Affiliates; Payments to Affiliates. Borrower will not and will not permit any of its Subsidiaries to directly or indirectly enter into any transaction with an Affiliate on terms less favorable to Borrower (including, but not limited to, price and credit terms) than would be the case if such transaction had been effected at arms length with a Person other than an Affiliate.

            SECTION 4.25 Inconsistent Agreements. Borrower will not and will not permit any of its Subsidiaries to enter into any agreement containing any provision which would be violated or breached by any Borrowing hereunder or by the performance by Borrower or any of its Subsidiaries of its obligations hereunder or under any Loan Document.

            SECTION 4.26 Fiscal Year. Borrower will not change its Fiscal Year.

            SECTION 4.27 Subsidiaries. Borrower will not form or acquire any Subsidiaries other than those listed on Schedule 3.2.

            SECTION 4.28 Accounts Receivable. Borrower will not and will not permit any of its Subsidiaries to sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to Borrower or any of its Subsidiaries except for the purpose of collection in the ordinary course of business.

            SECTION 4.29 Collateral Locations and Change In Names. The location of the principal place of business and chief executive office of Borrower and each of its Subsidiaries and the locations of Collateral as set forth on
Schedule 3.19 hereto shall not be changed nor shall there be established additional places of business or additional locations at which Collateral is stored, kept or processed unless Borrower shall have given Lender at least thirty (30) days prior written notice of its intention to do so, and Borrower or such Subsidiary has adequately perfected the interest of Lender in all Collateral, including executing and filing any additional financing statements and other documents or notices as required for such perfection or requested by Lender. Borrower will not and will not permit any of its Subsidiaries to change its corporate name or operate under any assumed or trade name (other than as disclosed on Schedule 3.23) without giving Lender thirty (30) days prior written notice of its intent to do so and without complying with the provisions of the Security Agreement with respect to such change in name.

            SECTION 4.30 Limitation on Leases. Borrower and its Subsidiaries on a consolidated basis will not incur, create or assume any commitment to make any direct or indirect payment, whether as rent or otherwise under any lease, rental or other arrangement (but excluding Capitalized Lease Obligations) if upon entering into any such lease the sum of all lease payments of Borrower and its Subsidiaries on a consolidated basis (including those under such lease) would increase by more than $100,000 in any Fiscal Year, nor will Borrower or any Subsidiary of Borrower materially modify or terminate any lease of Real Property without the prior written consent of Lender if such modification or termination is likely to have a Material Adverse Effect.

            SECTION 4.31 Payment of Debt. Borrower will not and will not permit any of its Subsidiaries to make any payment on Funded Debt prior to the date it is legally obligated to do so.

            SECTION 4.32 Officer, Shareholder and Director Loans. Borrower or any Subsidiary will not obtain any financing, loans or credit from any officer, shareholder or director of Borrower unless such indebtedness is fully subordinated as to payment and lien priority to the Obligations of Borrower to Lender. Any such subordination will, at Lender's discretion, be effected by a subordination and intercreditor agreement between such officer, shareholder or director, Borrower and Lender, providing for (in addition to such subordination) payment and remedy blockage until such time as the Obligations are paid in full.

            SECTION 4.33 Further Assurances. Borrower will cooperate with Lender and execute such further instruments and documents as Lender shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement.

                                    ARTICLE V
                                EVENTS OF DEFAULT

            SECTION 5.1 Events of Default. Any of the following shall constitute an Event of Default hereunder:

                        5.1.1 Borrower shall fail to pay any principal of or interest on any Note (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on the date when due; or Borrower shall fail to pay any other amount payable hereunder within fifteen (15) days following the date payment is due; or

                        5.1.2 Any representation or warranty made by Borrower or any of its Subsidiaries or any officer of Borrower or any of its Subsidiaries in any Loan Document, or certificate or writing delivered pursuant to any Loan Document or remade in connection with any Borrowing shall have been incorrect in any material respect when made or remade; provided, Borrower shall have the right to cure non-intentional misrepresentations which are subject to cure by taking the requisite action, or paying such requisite amounts, needed to effect such cure within fifteen (15) days after written notice thereof from Lender to Borrower of such non-intentional misrepresentation;

                        5.1.3 Borrower shall fail to perform or observe any covenant set forth in Article IV hereof other than those Sections specifically set forth in Section 5.1.4; or

                        5.1.4 Borrower or any of its Subsidiaries shall fail to perform or observe any term, covenant, condition or agreement contained in Sections 4.2, 4.4, 4.5, 4.6, 4.9, 4.21 or 4.22 hereof or otherwise or in any Loan Document (other than a term, covenant, condition or agreement a default in the performance of which is elsewhere in this Section specifically dealt with) to be performed or observed by Borrower and such failure shall remain unremedied for fifteen (15) days after written notice of such failure has been given to Borrower by Lender; or

                        5.1.5 Borrower or any of its Subsidiaries shall (i) fail to pay any of its Indebtedness (excluding Indebtedness evidenced by the Notes), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) fail to perform or observe any term, covenant or condition to be performed or observed by it under any agreement or instrument relating to any such Indebtedness when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                        5.1.6 Borrower or any of its Subsidiaries shall be generally not paying its debts as they become due or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any petition shall be filed by or against Borrower or any such Subsidiary under the federal bankruptcy laws, or any other proceeding shall be instituted by or against Borrower or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Borrower or any such Subsidiary or for any substantial part of its property; or Borrower or any such Subsidiary shall take any action to authorize or effect any of the actions set forth above in this Section and, in the case of the institution of any involuntary proceeding against Borrower or any such Subsidiary such proceeding shall not be discharged within sixty (60) days of its commencement; or

                        5.1.7 Any material provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or any of its Subsidiaries, or a proceeding shall be commenced by Borrower or any of its Subsidiaries thereto, or by any governmental agency or authority having jurisdiction over Borrower or any of its Subsidiaries thereto, seeking to establish the invalidity or unenforceability thereof, or Borrower or of its Subsidiaries shall deny that it has any liability or obligation purported to be created under any Loan Document; or

                        5.1.8 Any Security Document, after delivery thereof, shall for any reason, fail or cease to create a valid and perfected, and except to the extent permitted by the terms hereof or thereof, first priority lien on or security interest in any of the Collateral purported to be covered thereby; or

                        5.1.9 A judgment, order, attachment, writ, levy or similar process for the payment of money exceeding any applicable insurance coverage by more than $100,000 shall be rendered against Borrower or any of its Subsidiaries and shall remain unsatisfied and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, attachment, writ, levy or similar process by reason of a pending appeal or otherwise, shall not be in effect; or

                        5.1.10 If (i) any Reportable Event that creates a reasonable probability of the termination of any Employee Plan or of the appointment by the appropriate United States District Court of a trustee to administer any such Plan shall have occurred or (ii) Borrower or any Commonly-Controlled Entity (as defined in ERISA) withdraws from any Multiemployer Plan, or (iii) the plan administrator of any Employee Plan files with the Pension Benefit Guaranty Corporation a notice of intention to terminate such Plan, or (iv) the Pension Benefit Guaranty Corporation institutes proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, and if, in any of the cases described in the foregoing clauses (i) through (iv), Lender further reasonably determine that the "amount of unfunded guaranteed benefits" (as defined by Section 4001(a) (17) of ERISA) resulting upon termination of such Employee Plan or the amount of liability resulting from the withdrawal from any such Multiemployer Plan would have either a Material Adverse Effect or would exceed the $300,000 threshold specified in Section 4.21.1; or

                        5.1.11 An "Event of Default" (as defined in any other Loan Document) shall occur and be continuing; or

                        5.1.12 A Change of Control shall occur; or

                        5.1.13 A Management Change shall occur.

            SECTION 5.2 Remedies. If any Event of Default shall occur and be continuing, Lender by notice to Borrower may (a) declare the Revolving Credit Commitment and/or the Equipment Loan Commitment to be terminated, whereupon the obligation of Lender to make Revolving Credit Loans and/or Equipment Loans shall forthwith terminate, and (b) declare the outstanding principal balance of the Notes, all interest thereon and all other amounts payable under this Agreement, the Notes and the other Loan Documents to be immediately due and payable, whereupon the Notes, such interest and all such amounts shall be and become due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; provided that, in the case of an Event of Default referred to in Section 5.1.6, the Commitment shall immediately terminate and the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents shall be immediately due and payable, all without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower. If any Event of Default shall occur and be continuing, Lender shall also have the remedies provided elsewhere herein and in the other Loan Documents and applicable law.

                                   ARTICLE VI
                                RIGHT OF SET-OFF

            SECTION 6.1 Right of Set-Off. Lender is hereby authorized at any time and from time to time, upon the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender or any of its Affiliates to or for the credit or the account of Borrower or any of its Subsidiaries against any and all of the Obligations of Borrower and its Subsidiaries irrespective of whether or not Lender shall have made any demand under the Loan Documents, and although such Obligations may be unmatured, and Borrower hereby grants Lender a security interest in such deposits as collateral security for the Obligations. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

                                   ARTICLE VII
                           DEFINITIONS; CERTAIN TERMS

            SECTION 7.1 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below (such meanings to be applicable equally to both the singular and plural forms of such terms):

            "Accounts" has the meaning specified in the UCC.

            "Affiliate", as to any Person, means any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

            "Approvals" has the meaning set forth in Section 3.22.

            "Authorized Officer" means, with respect to any act to be performed or duty to be discharged by any Person which is not an individual, any officer or other representative thereof authorized to perform such act or discharge such duty.

            "Borrower" means EDAC Technologies Corporation, a Wisconsin corporation, its successors and assigns.

            "Borrowing" means a borrowing by Borrower pursuant to Article I hereof, consisting of the advance on or after the Effective Date of a Loan or Loans by Lender to Borrower.

            "Borrowing Base" means, on any date, a dollar amount equal to the sum of (a) 80% of Eligible Receivables and (b) 50% of Eligible Inventory.

            "Borrowing Base Certificate" means a monthly borrowing base certificate substantially in the form of Exhibit E attached hereto.

            "Borrowing Notice" means a properly completed notice substantially in the form attached hereto as Exhibit D.

            "Business Day" means a day when Lender is open for the transaction of banking business at its principal banking offices in New Britain, Connecticut other than a Saturday, Sunday or other day on which banks located in the State of Connecticut are required or authorized to be closed.

            "Capital Expenditures" means the unfinanced portion of all expenditures, and principal payments with respect to the financed portion of all expenditures (including the principal portion of capitalized lease payments), made for any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year and are or should be capitalized in accordance with GAAP, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise.

            "Capitalized Lease Obligations" means all lease obligations that, in accordance with generally accepted accounting principles, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with such principles.

            "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986 and all other amendments thereto, together with the rules and regulations promulgated thereunder as in effect from time to time.

            "CERCLIS" has the meaning set forth in Section 3.21.5.

            "Change of Control" means, with respect to EDAC Technologies Corporation, a change in the identity of more than 50% of the current directors of the company, by resignation, removal, or otherwise within any consecutive twenty four (24) month period.

            "Closing Date" means the date upon which this Agreement is executed..

            "Closing Financial Statements" has the meaning set forth in
Section 3.9.

            "Collateral" means all of the property (tangible and intangible) subject to the lien or security interest created by any mortgage, deed of trust, security agreement, pledge agreement, assignment or other security document heretofore or hereafter executed by Borrower or its Subsidiaries as security for all or any part of the Obligations.

            "Commitment" means either or both of the Revolving Credit Commitment and the Equipment Loan Commitment.

            "Commonly Controlled Entity" means an entity, whether or not incorporated, which is or was, during the immediately preceding six-year period, under common control with Borrower within the meaning of Section 4001 of ERISA.

            "Compliance Certificate" means a certificate substantially in the form of Exhibit F signed by the chief financial officer or the chief executive officer on behalf of Borrower (a) certifying that no Default or Event of Default has occurred or if one has occurred a statement as to the nature thereof and the actions taken with respect thereto and (b) to the extent applicable showing in reasonable detail calculations demonstrating compliance with the covenants set forth in Section 4.1.

            "Continuing Debt Service Coverage Ratio" means the ratio of (a) Operating Cash Flow less (i) all dividends, withdrawals and non-cash income of Borrower and its Subsidiaries on a consolidated basis, (ii) cash expenditures with respect to taxes, and (iii) accrued but unfunded capital expenditures, to
(b) Fixed Charges for any period; tested initially on a trailing actual year to date results basis each quarter, and beginning March 31, 2006 and each quarter, thereafter on a rolling 4 quarter basis.

            "Conversion" means the conversion of the Equipment Loan from a Prime Rate Loan to a FHLBB Amortizing Loan on the Conversion Date.

            "Conversion Date" means July 31, 2005.

            "Current Maturities of Long-Term Debt" means, as of any date, the total principal amount of all Indebtedness constituting long-term debt of Borrower and its Subsidiaries on a consolidated basis (excluding the outstanding principal amount of Prime Rate Loans incurred under this Agreement) which is required to be paid on such date and during the twelve (12) month period immediately following such date (but not including the anniversary of such date) as determined in accordance with GAAP.

            "Default" means any event or occurrence which with the passing of time, the giving of notice, or both, would become an Event of Default.

            "Distribution" means the declaration or payment of any distribution on or in respect of any equity interest of any Person (or any options, warrants, or rights to purchase or subscribe for the same); the purchase, redemption, or other retirement of any class of equity interest of any Person (or any options, warrants, or rights to purchase or subscribe for the same), directly or indirectly through a Subsidiary or otherwise; the return of capital by any Person to its investors as such; or any other distribution on or in respect of any equity interest of any Person.

            "Effective Date" has the meaning specified in the Background provision of this Agreement.

            "Eligible Equipment" means that equipment related to Borrower's business which Borrower acquires in whole or in part with the proceeds of the Equipment Loan.

            "Eligible Inventory" means, at any date of determination thereof, the aggregate value (determined at the lower of cost or market on a basis consistent with that used in the preparation of the Financial Statements referred to in Section 4.2) at such date of all Inventory owned by Borrower or any of its Subsidiaries, recorded on Borrower's Financial Statements in accordance with GAAP and located in any jurisdiction in the United States of America as to which appropriate UCC financing statements have been filed naming Borrower or such Subsidiary, as the case may be, as "debtor" and Lender as "secured party", all net of any amounts payable by Borrower or such Subsidiary in respect of commissions, processing fees or other charges, excluding, however, without duplication (a) any such Inventory which has been shipped to a customer, even if on a consignment or "sale or return" basis; (b) any Inventory subject to a Lien (other than Liens created pursuant to the Security Agreement) including a landlord's or warehouseman's Lien (other than any such Lien that has been waived pursuant to a landlord's or warehouseman's waiver),
(c) any item of Inventory for which a reserve shall be required in accordance with GAAP consistently applied with past practice; provided that such item of Inventory shall be excluded only to the extent of the amount of such reserve;
(d) any Inventory not subject to a valid and perfected first-priority Lien in favor of Lender under the Security Agreement, subject to no prior or equal Lien;
(e) any Inventory not produced by Borrower or such Subsidiary in compliance with the applicable requirements of the Fair Labor Standards Act; (f) any supply, scrap or obsolete Inventory and any Inventory that is not reasonably marketable,
(g) any Inventory located at any property leased by Borrower or such Subsidiary in respect of which a landlord's consent agreement in form and substance reasonably satisfactory to Lender is not in full force and effect, and (h) any Inventory constituting Work-in-Process.

            "Eligible Receivables" means, at any date of determination thereof, the aggregate amount of all accounts receivable at such date due to Borrower or any of its Subsidiaries, recorded on Borrower's Financial Statements in accordance with GAAP, excluding the following (determined without duplication):

                  (a) (i) any account receivable due from an account debtor that is not both domiciled in the United States of America or Canada and (if not a natural person) organized under the laws of the United States of America or Canada or any political subdivision thereof, except to the extent that (A) such account receivable is secured by one or more letters of credit that are (1) in favor of Lender or Borrower (and in which Lender has a fully perfected first priority security interest) or (2) assigned to Lender; provided that in each case such letters of credit are (x) in form and substance reasonably acceptable to Lender and (y) issued by a bank doing business in the United States and reasonably acceptable to Lender, or (B) in the case of any account receivable due from an account debtor that is located in Canada or any political subdivision thereof, the aggregate amount of all accounts receivable that are due that otherwise satisfy the requirements of this definition of "Eligible Receivables" do not exceed $1,000,000, and (ii) any account receivable that is not denominated and payable in U.S. dollars;

                  (b) any account receivable that does not comply with all applicable legal requirements, to the extent such non-compliance could have an adverse effect on the value of such account receivable or the validity or binding nature of the related obligation, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority;

                  (c) any account receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any account receivable that remains unpaid for more than 90 days from the date of the original issuance of the invoice therefor;

                  (e) any unbilled account receivable and any account receivable in respect of Goods not yet shipped or in respect of services not yet rendered;

                  (f) any account receivable arising outside the ordinary course of business of Borrower and its Subsidiaries;

                  (g) any account receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom Borrower or such Subsidiary owes a trade payable, but only to the extent of such account or trade payable;

                  (h) any account receivable that is not subject to a first priority perfected Lien under the Security Agreement, and any account receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of Lender;

                  (i) any account receivable due from an account debtor (i) as to which on such date accounts receivable representing more than 50% of the aggregate amount of all accounts receivable of such account debtor have remained unpaid for more than 90 days from the date of the original issuance of the invoice therefor, (ii) in respect of which Lender shall have notified Borrower that such account debtor does not have a satisfactory credit standing as determined in good faith by Lender in accordance with commercially reasonable standards, (iii) that is a Subsidiary or Affiliate of Borrower, (iv) that is the United States of America or any department, agency or instrumentality thereof, unless Borrower or such Subsidiary has complied in all respects with the Federal Assignment of Claims Act of 1940, or (v) that is the subject of a case or proceeding of the type described in Section 5.1.6;

            "Employee Plan" means an employee pension benefit plan covered by Title IV of ERISA and maintained in whole or in part for, or contributed to on behalf of, employees of Borrower or any of its Commonly Controlled Entities.

            "Environmental Complaint" has the meaning set forth in Section
4.22.6.

            "Environmental Laws" means all applicable Federal, state, and local laws, statutes, ordinances, rules, regulations and valid orders relating to the use, possession, handling, generation, transportation, treatment, storage, recycling, discharge, disposal, emission, presence, or Release (as defined in Section 3.21), or the threat of Release of (collectively "Management"), or any remedial, removal or response action in connection with, any hazardous, toxic and polluting substances or wastes.

            "Environmental Reports" means (a) with respect to the Real Property known as 1790, 1798, 1806 New Britain Avenue in Farmington, Connecticut, a certain report dated 7/24/00 and entitled "Phase 1 Environmental Site Assessment, GROS-ITE Industries, 1790 - 1806 New Britain Avenue, Farmington, Connecticut", (b) with respect to the Real Property known as 21 Spring Lane in Farmington, Connecticut, a certain report dated January 2004 and entitled "Phase 1 Environmental Site Assessment Update, 21 Spring Lane, Farmington, Connecticut, a certain report dated June 29, 1998 and entitled "Phase 1 Environmental Site Assessment, 21 Spring Lane, Farmington, Connecticut" and a certain report dated June 29, 1998" and entitled "Phase II Environmental Site Assessment, 21 Spring Lane, Farmington, Connecticut", and (c) with respect to the Real Property sold by EDAC in 2000 known as 17 Spring Lane in Farmington, Connecticut, a certain report dated June 29, 1998 and entitled "Phase 1 Environmental Site Assessment, 17 Spring Lane, Farmington Connecticut".

            "Equipment Loan" means the series of Prime Rate Loans made to Borrower prior to the Conversion Date to fund the purchase of certain Eligible Equipment related to the business operations of Borrower, which Loans will convert to one FHLBB Amortizing Loan on the Conversion Date.

            "Equipment Loan Commitment" means Lender's commitment to make a series of Loans prior to Conversion to fund the purchase of Eligible Equipment in an aggregate amount not to exceed $1,500,000.

            "Equipment Loan Fixed Rate" means a fixed rate equal to 5 yr (Term) 5 yr (Amort) Regular Amortizing Advance Rate for the FHLBB as published in the last week prior to the Conversion Date on the FHLBB internet site under "Rates/Amortizing Advances" (http://www.fhlbboston.com/index.jsp) or such other the applicable publication of such rates by the FHLBB subsequently designated by Lender, plus two and one half (2.5%), calculated three (3) Business Days prior to Conversion.

            "Equipment Loan Maturity Date" means July 31, 2010.

            "Equipment Loan Note" means Borrower's promissory note, substantially in the form of Exhibit C hereto, evidencing the indebtedness of Borrower to Lender resulting from the making of Equipment Loans.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with the rules and regulations promulgated thereunder as in effect from time to time.

            "Event of Default" means any of the events set forth in Article V hereof.

            "Financial Statements" means the financial statements required to be delivered by Borrower to Lender periodically pursuant to Section 4.2.

            "Lender" has the meaning specified in the preamble hereto.

            "FHLBB" means the Federal Home Loan Bank of Boston.

            "FHLBB Amortizing Loan" means the Term Loan and the Equipment Loan prior to the Conversion Date.

            "Fiscal Year" means the twelve month accounting period of Borrower commencing on the day after the previous fiscal year ends and ending on the Saturday closest to December 31 of each calendar year.

            "Fixed Charges" means for any period the sum of interest expense on Indebtedness, Current Maturities of Long-Term Debt (including the principal component of Capitalized Lease Obligations) for such period for Borrower and its Subsidiaries and a consolidated basis determined in accordance with GAAP.

            "Funded Debt" means the sum of all indebtedness for borrowed money (including without limitation, the principal portion of capital lease obligations, debt subordinated to Lender and unreimbursed drawings under letters of credit) determined on a consolidated basis for Borrower and its Subsidiaries in accordance with GAAP.

            "GAAP" means generally accepted accounting principles consistently applied.

            "Goods" has the meaning specified in the UCC.

            "Hazardous Discharge" has the meaning specified in Section 4.22.5.

            "Hazardous Substances" has the meaning specified in Section 3.21.4.

            "Indebtedness" means, with respect to any Person, (a) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services, including, without limitation, a letter of credit reimbursement obligation, or any other indebtedness which is evidenced by a promissory note or other instrument (b) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services, the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other Person, or otherwise to assure a creditor against loss, (c) all indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations, (d) Capitalized Lease Obligations of such Person, (e) all obligations of such Person in respect of letters of credit and bankers acceptances, (f) any equity or other interest in such Person which, by its terms, is convertible into a debt instrument (g) all obligations under any interest rate swap agreement or similar agreement and (h) withdrawal liability incurred under ERISA by Borrower or any of its Affiliates to any multiemployer plan (as defined in Section 4001(a)(3) of ERISA).

            "Initial Debt Service Coverage Ratio" means the ratio of (i) Operating Cash Flow less all dividends, withdrawals and non-cash income of Borrower and its Subsidiaries on a consolidated basis, to (ii) Fixed Charges for the period ending December 31, 2004.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Inventory" has the meaning specified in the UCC.

            "Investment Securities" means all investments of Borrower in any Person (whether such investment is evidenced by a stock, bond or other instrument) permitted by the provisions of Section 4.15 which are of a type dealt in or traded on securities exchanges or securities markets.

            "Leverage Ratio" means the ratio of Total Liabilities minus Subordinated Indebtedness, to the sum of (a) Tangible Net Worth, plus (b) Subordinated Indebtedness, minus (c) loans owing to Borrower or any Subsidiaries from officers thereof.

            "Loans" means the Term Loan, any Revolving Credit Loan and any Equipment Loan.

            "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Perfection Certificate, the Mortgages, and all other instruments or agreements hereafter executed and delivered to Lender by Borrower pursuant to the terms hereof or of any Loan Document.

            "Management Change" means the termination of Dominick A. Pagano's employment as chief executive officer and President of EDAC Technologies Corporation prior to the last occurring Maturity Date.

            "Material Adverse Effect" has the meaning set forth in Section 3.8.

            "Maturity Date" means the Revolving Credit Loan Maturity Date, the Equipment Loan Maturity Date, or the Term Loan Maturity Date, as applicable.

            "Multiemployer Plan" means an Employee Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "Mortgages" means the Mortgages entered into by Borrower with respect to all Real Property securing all the Loans.

            "Net Income" means income (loss) after income and franchise taxes that, in accordance with GAAP, should be classified as net income (loss) of Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP for the relevant accounting period.

            "Note" means each of the Revolving Credit Note and the Term Loan Note and any promissory note or notes issued in exchange or replacement therefor, evidencing the indebtedness of Borrower to Lender resulting from the making of Loans.

            "Obligations" means (a) the obligation of Borrower to pay, as and when due and payable (by scheduled maturity or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest, fees or otherwise, and (b) the obligation of Borrower to perform or observe all of its other obligations from time to time existing under the Loan Documents.

            "Operating Cash Flow" means for any period for Borrower and its Subsidiaries on a consolidated basis, Net Income plus (a) depreciation and amortization, (b) interest expense (including, without limitation, the interest component of payments under Capitalized Lease Obligations) and (c) taxes, determined in accordance with GAAP.

            "PCB's" has the meaning specified in Section 3.21.8.

            "Perfection Certificates" means the Perfection Certificates delivered by Borrower and its Subsidiaries setting forth information concerning Borrower's and such Subsidiaries Collateral.

            "Permitted Liens" has the meaning specified in Section 4.13.

            "Person" means an individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or joint venture, or a court or government or any agency or political subdivision thereof.

            "Prime Rate" means, from time to time, the rate which Lender announces from time to time as its prime lending rate, such rate to change at the opening of business on the day of each change in the prime rate. The rate announced by Lender as its prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

            "Prime Rate Loan" means the Revolving Credit Loan and the Equipment Loan prior to the Conversion Date.

            "Pro Forma Financial Statements" means the pro forma financial statements of Borrower and its consolidated Subsidiaries as of the date of this Agreement delivered to Lender.

            "Prohibited Transaction" has the meaning specified in Title I of ERISA.

            "Real Property" means all of Borrower's or any Subsidiary of Borrower's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interest, together with all of Borrower's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

            "Release" has the meaning specified in Section 3.21.6.

            "Reportable Event" has the meaning specified therefor in Title IV of ERISA.

            "Reports" has the meaning specified in Section 3.21.10.

            "Revolving Credit Commitment" means Lender's commitment to make a series of Loans to fund Borrower's working capital needs which shall not have an aggregate outstanding principal balance at any time exceeding $5,000,000.

            "Revolving Credit Loan" means a Loan made pursuant to Section 1.1.1.

            "Revolving Credit Loan Maturity Date" means July 31, 2005.

            "Revolving Credit Note" means Borrower's promissory note, substantially in the form of Exhibit A hereto, evidencing the indebtedness of Borrower to Lender resulting from the making of Revolving Credit Loans.

            "Security Agreement" means (a) the Security Agreement entered into by Borrower granting Lender a security interest in substantially all the personal property assets of Borrower and (b) a Security Agreement entered into by Borrower's Subsidiaries granting Lender a security interest in substantially all the personal property of such Subsidiaries.

            "Security Documents" means the Security Agreement, the Mortgages, all UCC financing statements filed or required to be filed with respect thereto and any other agreement entered into to provide security for the payment of the Obligations.

            "Single Employer Plan" means any Employee Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Subordinated Indebtedness" means any Indebtedness (other than the Loans) which is subordinated in lien and payment to the Loans.

            "Subsidiary" means with respect to a Person, any partnership, corporation or entity of which such Person owns or holds, directly or indirectly, more than a 50% voting or equity interest.

            "Tangible Net Worth" of any Person means, at any date, the net worth of such Person at such date (calculated as Total Assets minus Total Liabilities), excluding, however, from the determination of the Total Assets of such Person at such date, (a) all goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles,
(b) all prepaid expenses, deferred charges or unamortized debt discount and expense, (c) securities which are not readily marketable, (d) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement, defeasance or prepayment of any Indebtedness, (e) any write-up in the book value of any asset resulting from a revaluation thereof and (f) any items not included in clauses (a) through (e) above which are treated as intangibles in conformity with GAAP.

            "Term Loan" means the Loan made pursuant to Section 1.1.3.

            "Term Loan Note" means Borrower's promissory note substantially in the form of Exhibit B hereto, evidencing the indebtedness of Borrower to Lender from the making of the Term Loan.

            "Term Loan Maturity Date" means January 1, 2010.

            "Total Assets" of any Person means, at any date, the total assets of such Person and its Subsidiaries at such date determined on a consolidated basis in conformity with GAAP minus (a) any minority interest in non-wholly-owned Subsidiaries that would be reflected on a consolidated balance sheet of such person and its Subsidiaries at such date prepared in conformity with GAAP and
(b) any securities issued by such Person held as treasury securities.

            "Total Liabilities" of any Person means, at any date, all obligations which in conformity with GAAP would be included in determining total liabilities as shown on the liabilities side of a consolidated balance sheet of such Person and its Subsidiaries at such date, and in any event includes all Indebtedness of such Person or any of its Subsidiaries at such date (other than intercompany Indebtedness), whether or not the same would be so shown.

            "UCC" means the Uniform Commercial Code as in effect in the state of Connecticut.

            "Voting Securities" means, with respect to any entity, interest of all classes the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Persons directing such entity or otherwise control such entity.

            "Work-in-Process" means Inventory which has been subject to one or more manufacturing or assembly operations for which Borrower has incurred or accrued costs of materials, labor, and overhead, but which remains a partially assembled product requiring additional manufacturing, assembly, or inspection operations to become a stockable and saleable finished product.

            "Yield Maintenance Fee" means the result of the following calculation:

            The Federal Home Loan Bank of Boston Amortizing Rate corresponding to a maturity date closest to the remaining term of the FHLBB Amortizing Loan being prepaid, shall be subtracted from the stated interest rate of such FHLBB Amortizing Loan, or the default rate, if applicable. If the result is zero or a negative number, there shall be no Yield Maintenance Fee due and payable. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term of the FHLBB Amortizing Loan being prepaid. Said amount shall be discounted to present value by using the above referenced Federal Home Loan Bank of Boston Amortizing Rate and the number of days remaining in the term of the FHLBB Amortizing Loan being prepaid. The resulting amount shall be the yield maintenance fee due to Lender upon prepayment of the principal of the FHLBB Amortizing Loan.

            SECTION 7.2 Accounting and Other Terms. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles unless otherwise expressly stated herein. All terms used in this Agreement which are defined in
Article 9 of the UCC in effect in the state of Connecticut on the date hereof and which are not otherwise defined shall have the same meanings herein as set forth therein.

                                  ARTICLE VIII
                                  MISCELLANEOUS

            SECTION 8.1 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, or delivered.

                  8.1.1 If to Borrower:

                              EDAC Technologies Corporation

                              Gros-Ite, Industries, Inc.
                              Apex Machine Tool Company, Inc.
                              1806 New Britain Avenue
                              Farmington, CT  06032
                              Attention: Glenn Purple, CFO and VP

                        with a required copy to:

                              Rogin Nassau
                              CityPlace I
                              185 Asylum Street
                              Hartford, CT 06103-3460

                  8.1.2 If to Lender:

                              BankNorth, N.A
                              102 West Main Street
                              New Britain, Connecticut 06050-0174
                              Attention: John E. Cookley,
                                         Senior Vice President

                        with a required copy to:

                              Hunt Leibert
                              50 Weston Street
                              Hartford, Connecticut 06120
                              Attention: Marc B. Friedman

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 8.1. All such notices and other communications shall be effective (a) if mailed, when received or three (3) Business Days after mailing, whichever is earlier; (b) if telecopied, when received; or (c) if delivered, when delivered, except that notices to Lender pursuant to Article I shall not be effective until received by Lender.

            SECTION 8.2 Amendments, Etc. No amendment of any provision of any Loan Document shall be effective unless it is in writing and signed by Borrower and Lender, and no waiver of any provision of any Loan Document, nor consent to any departure by Borrower therefrom, shall be effective unless it is in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 8.3 No Waiver; Remedies, Etc. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right.

The rights and remedies of Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

            SECTION 8.4 Fees, Costs, Expenses and Taxes. Whether or not any Loans are made hereunder or the transactions contemplated hereby are consummated, Borrower will pay on demand all fees, costs and expenses in connection with the preparation, execution, delivery, filing, and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the fees, out-of-pocket expenses and other reasonable disbursements of Hunt Leibert, counsel to Lender, and of any other counsel retained by Lender with respect to advising Lender as to its rights and remedies under the Loan Documents out-of-pocket costs and expenses, if any, including reasonable legal, audit and other reasonable expenses of Lender incurred in connection with any waiver or amendment of any Loan Document or in connection with the administration and enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents. In addition, Borrower will pay any and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and will save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

            SECTION 8.5 Indemnity. Borrower agrees to indemnify Lender and its directors, its Affiliates, officers, employees, agents and controlling persons against, and to hold Lender and each such Person harmless from, any and all losses, claims, damages, liabilities and related reasonable expenses, including reasonable counsel fees and expenses, incurred by or asserted against Lender or any such Persons arising out of, in any way in connection with, or as a result of (a) this Agreement, any of the Loan Documents, and the other documents contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder and consummation of the transactions contemplated hereby and thereby, (bb) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not Lender or any such Person is a party thereto, (c) breach of any representation, warranty or covenant hereof by Borrower or (d) environmental conditions, including without limitation, the presence of Hazardous Substances at, on, under or within any property owned or occupied by Borrower or any of Borrower's Subsidiaries, the Release or threat of Release of Hazardous Substances at such property whether into the air, soil, ground or surface waters, or any Environmental Complaint (as defined in Section 4.22); provided, however, any such indemnity shall not as to any indemnified party, apply to any such losses, claims, damages, liabilities or related expenses arising from its breach of this Agreement or gross negligence or willful misconduct. Borrower agrees to respond on Lender's behalf to any matter subject to subsection (d) above or, at Lender's election, to pay the costs, as incurred, of Lender's response. Borrower hereby waives and releases Lender from any and all losses, claims, damages, and liabilities, known or unknown, foreseen or unforeseen, which exist or which may arise in the future under common or statutory law, including CERCLA or any other Environmental Laws now or hereafter in effect, except to the extent caused by Lender's gross negligence or willful misconduct. The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or any other of the Loan Documents, the repayment of the Loans, the invalidity or unenforceability of any term or provision of this Agreement, the Notes or any other Loan Document, or any investigation made by or on behalf of Lender. All amounts due under this Section shall be payable on written demand therefor.

            SECTION 8.6 Severability of Provisions. Any provision of this Agreement, or of any other Loan Document, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

            SECTION 8.8 Assignment and Participation. Lender may sell participations of its rights and obligations under this Agreement (including, without limitation all or a portion of its Commitment, the advances owing to it and the Obligations held by it); provided, however, that (i) Lender's obligations under the Loan Documents remain unchanged, (ii) Lender shall remain solely responsible to Borrower for performance of such obligations, (iii) Lender shall remain the holder of the Note for all purposes of this Agreement, (iv) Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under this Agreement and (v) voting rights will be limited to changes in interest rates, maturity dates and commitment amounts and releases of Collateral.

            SECTION 8.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

            SECTION 8.10 Entire Agreement. This Agreement and the other Loan Documents represent the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings, written or oral.

            SECTION 8.11 JURISDICTION AND VENUE. IN ANY JUDICIAL PROCEEDING RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE STATE OF CONNECTICUT WHERE LENDER MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. BORROWER AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON BORROWER BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER.

            SECTION 8.12 WAIVER OF JURY TRIAL. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. FURTHER BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH LITIGATION, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

            SECTION 8.13 Governing Law. This Agreement and the Note and the other Loan Documents shall be governed by, and construed in accordance with, the law of the State of Connecticut.

            SECTION 8.14 Prejudgment Remedy Waiver. BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOANS SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THE LOANS ARE "COMMERCIAL TRANSACTIONS" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278A ET SEQ., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER ANY SECURITY DOCUMENT TO WHICH IT IS A PARTY. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY, AND LENDER ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER. BORROWER ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

            SECTION 8.15 Time of the Essence Time is of the essence with respect to every provision of this Agreement relating to performance by a particular time or date, or within a particular period.

            SECTION 8.16 Patriot Act Notice Lender hereby notifies Borrower that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law

October 26, 2001 (the "Patriot Act"), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender, as applicable, to identify Borrower in accordance with the Patriot Act.

            SECTION 8.17 Joint and Several Liability Each Borrower shall have joint and several liability with respect to all of the Obligations under this Credit Agreement.

                       (Signatures on the following page)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWER:

                                      EDAC TECHNOLOGIES CORPORATION

                                          By:/s/Glenn L. Purple
                                             -----------------------------------
                                             Name: Glenn L. Purple
                                             Title: Vice President

                                      GROS-ITE, INDUSTRIES, INC.

                                          By:/s/Glenn L. Purple
                                             -----------------------------------
                                             Name: Glenn L. Purple
                                             Title: Secretary

                                      APEX MACHINE TOOL COMPANY, INC.

                                          By:/s/Glenn L. Purple
                                             -----------------------------------
                                             Name: Glenn L. Purple
                                             Title: Secretary

                                      LENDER:

                                      BANKNORTH, N.A.

                                      By:/s/John E. Cookley
                                         ---------------------------------------
                                         Name: John E. Cookley
                                         Title: SVP

                                    Exhibit A

                              REVOLVING CREDIT NOTE

$5,000,000.00                                                    January 3, 2005
                                                           Hartford, Connecticut

            FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE, INDUSTRIES, INC., a Connecticut corporation, and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation (individually and collectively referred to herein as "Borrower"), promise to pay to the order of BANKNORTH, N.A. (hereinafter, together with its successors in interest and assigns, called the "Lender"), at its office at 102 West Main Street, New Britain, Connecticut 06050-0174, in lawful money of the United States of America in immediately available funds:

                  (a) the principal amount of FIVE MILLION DOLLARS
            ($5,000,000.00), or if less, the aggregate amount of all Revolving Credit Loans made by Lender to Borrower, and outstanding, pursuant to the Credit Agreement dated as of January 3, 2005 (as amended and in effect from time to time, the "Credit Agreement"), among Borrower and Lender, on the Revolving Credit Maturity Date; and

                  (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

            This Note evidences borrowings of the Revolving Credit Loans under, and has been issued by Borrower in accordance with, the terms of the Credit Agreement. Lender and any holder hereof are entitled to the benefits of the Credit Agreement and may enforce the agreements of Borrower contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

            All capitalized terms used in this Note without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

            Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

            If any one or more Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

            Any check, draft or money order remitted in settlement of this Note may be handled for collection in accordance with the practice of the collecting bank or banks, and shall not be deemed payment until and unless good funds are actually received by or credited to Lender.

            Borrower waives presentment, demand, notice, protest and all other demands and notices (except for notices and demands expressly provided for in the Loan Documents (as defined in the Credit Agreement)) in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and the addition or release of any other party or person primarily or secondarily liable.

      This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

      All references to the "Lender" and the "Borrower" shall apply to their respective heirs, successors and assigns.

      Each Borrower shall have joint and several liability with respect to the Revolving Credit Loans.

            IN WITNESS WHEREOF, has caused this Note to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officer on the day and in the year first above written.

                                           EDAC TECHNOLOGIES CORPORATION

                                           By:__________________________________
                                              Name:
                                              Title:

                                           GROS-ITE, INDUSTRIES, INC.

                                           By:__________________________________
                                              Name:
                                              Title:

                                           APEX MACHINE TOOL COMPANY, INC.

                                           By:__________________________________
                                              Name:
                                              Title:

                                    Exhibit B

                                 TERM LOAN NOTE

$5,000,000.00                                                    January 3, 2005
                                                           Hartford, Connecticut

            FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE, INDUSTRIES, INC., a Connecticut corporation, and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation (individually and collectively referred to herein as "Borrower"), promise to pay to the order of BANKNORTH, N.A. (hereinafter, together with its successors in interest and assigns, called the "Lender"), at its office at 102 West Main Street, New Britain, Connecticut 06050-0174, in lawful money of the United States of America in immediately available funds:

                  (a) the principal amount of FIVE MILLION DOLLARS
            ($5,000,000.00) in the amounts and on the dates set forth on
            Schedule I to the Credit Agreement dated as of January 3, 2005 (as amended and in effect from time to time, the "Credit Agreement"), among Borrower and Lender; and

                  (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

            This Note evidences the borrowing of the Term Loan under, and has been issued by Borrower in accordance with the terms of, the Credit Agreement. Lender and any holder hereof are entitled to the benefits of the Credit Agreement and may enforce the agreements of Borrower contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

            All capitalized terms used in this Note without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

            Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

            If any one or more Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

            Any check, draft or money order remitted in settlement of this Note may be handled for collection in accordance with the practice of the collecting bank or banks, and shall not be deemed payment until and unless good funds are actually received by or credited to Lender.

            Borrower waives presentment, demand, notice, protest and all other demands and notices (except for notices and demands expressly provided for in the Loan Documents (as defined in the Credit Agreement)) in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and the addition or release of any other party or person primarily or secondarily liable.

      This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

      All references to the "Lender" and the "Borrower" shall apply to their respective heirs, successors and assigns.

      Each Borrower shall have joint and several liability with respect to the Term Loan.

            IN WITNESS WHEREOF, has caused this Note to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officer on the day and in the year first above written.

                                          EDAC TECHNOLOGIES CORPORATION

                                          By:___________________________________
                                             Name:
                                             Title:

                                          GROS-ITE, INDUSTRIES, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                          APEX MACHINE TOOL COMPANY, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                    Exhibit C

                               EQUIPMENT LOAN NOTE

$1,500,000.00                                                    January 3, 2005
Hartford, Connecticut

            FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE, INDUSTRIES, INC., a Connecticut corporation, and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation (individually and collectively referred to herein as "Borrower"), promise to pay to the order of BANKNORTH, N.A. (hereinafter, together with its successors in interest and assigns, called the "Lender"), at its office at 102 West Main Street, New Britain, Connecticut 06050-0174, in lawful money of the United States of America in immediately available funds:

                  (a) prior to the Conversion Date, interest only on the
            principal amount the Equipment Loans made to Borrower in an aggregate amount not to exceed ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) as set forth in the Credit Agreement dated as of January 3, 2005 (as amended and in effect from time to time, the "Credit Agreement"), among Borrower and Lender; and

                  (b) after the Conversion Date, the principal amount of ONE
            MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), or if less, the aggregate outstanding amount of all Equipment Loans made by Lender to Borrower prior to the Conversion Date, in the monthly installments specified in the Credit Agreement, and payable in its entirety on the Revolving Credit Maturity Date; and

                  (c) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Credit Agreement.

            This Note evidences borrowings of the Equipment Loan under, and has been issued by Borrower in accordance with the terms of, the Credit Agreement. Lender and any holder hereof are entitled to the benefits of the Credit Agreement and may enforce the agreements of Borrower contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

            All capitalized terms used in this Note without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

            Borrower has the right in certain circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

            If any one or more Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

            Any check, draft or money order remitted in settlement of this Note may be handled for collection in accordance with the practice of the collecting bank or banks, and shall not be deemed payment until and unless good funds are actually received by or credited to Lender.

            Borrower waives presentment, demand, notice, protest and all other demands and notices (except for notices and demands expressly provided for in the Loan Documents (as defined in the Credit Agreement)) in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, and the addition or release of any other party or person primarily or secondarily liable.

      This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

      All references to the "Lender" and the "Borrower" shall apply to their respective heirs, successors and assigns.

      Each Borrower shall have joint and several liability with respect to the Equipment Loan.

            IN WITNESS WHEREOF, has caused this Note to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officer on the day and in the year first above written.

                                          EDAC TECHNOLOGIES CORPORATION

                                          By:___________________________________
                                             Name:
                                             Title:

                                          GROS-ITE, INDUSTRIES, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                          APEX MACHINE TOOL COMPANY, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                    Exhibit D

                            FORM OF BORROWING NOTICE

Banknorth, N.A.
102 West Main Street
New Britain, Connecticut 06050-0174

            Re:   Credit Agreement dated as of January 3, 2005
                  ("Credit Agreement") between EDAC Technologies Corporation, Gros-ite Industries, Inc. and Apex Machine Tool Company, Inc. ("Borrower") and Banknorth, N.A. ("Lender")

Ladies and Gentlemen:

            Pursuant to Section 1.1.5 of the Credit Agreement, Borrower hereby requests that the following Revolving Credit Loan or Term Loan be made under the Credit Agreement:

      Principal Amount of Revolving
      Credit Loan:                                       $_________________

      Principal Amount of Equipment

      Loan:                                              $_________________

      Term Loan:                                         $ 5,000,000

            Borrower hereby represents and warrants as of the date hereof and as of the date of the requested Revolving Credit Loan that:

            1. The representations and warranties contained in Article III of the Credit Agreement and in each other Loan Document are true and correct and will remain true and correct in all material respects after giving effect to the requested Revolving Credit Loan and/or Equipment Loan and the application of the proceeds therefrom;

            2. No Default or Event of Default has occurred and is continuing, or would result from the making of the requested Revolving Credit Loan or the application of proceeds therefrom; and

            3. Since the date of the most recent annual Financial Statements delivered to Lender no material adverse change in the operations or condition, financial or otherwise, of Borrower, has occurred and is continuing.

            4. [For Revolving Credit Loan - Based on the last Borrowing Base Certificate which was delivered to Lender, which was fully completed, executed and true and correct in all respects on the date delivered, the outstanding principal balance of the Revolving Credit Loan is equal to or less than the Revolving Credit Commitment.] [For Equipment Loan - Based on the last Borrowing Base Certificate which was delivered to Lender, which was fully completed, executed and true and correct in all respects on the date delivered, the outstanding principal balance of the Equipment Loan is equal to or less than the Equipment Loan Commitment.

            Capitalized terms used herein without definition have the meaning given to them in the Credit Agreement.

            IN WITNESS WHEREOF, the undersigned, has caused this Borrowing Notice to be executed by its duly authorized officer this ____ day of __________, ____.

                                          EDAC TECHNOLOGIES CORPORATION

                                          By:___________________________________
                                             Name:
                                             Title:

                                          GROS-ITE, INDUSTRIES, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                          APEX MACHINE TOOL COMPANY, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                    Exhibit E

                       FORM OF BORROWING BASE CERTIFICATE

      Pursuant to the provisions of the Credit Agreement, dated as of January 3, 2005 (as amended, restated, supplemented and/or modified from time to time, the "Credit Agreement") by and among EDAC TECHNOLOGIES CORPORATION, GROS-ITE INDUSTRIES, INC. AND APEX MACHINE TOOL COMPANY, INC. and BANKNORTH, N.A.:

      I, ____________, the ______________(1) of EDAC TECHNOLOGIES CORPORATION., a Wisconsin corporation, and the ________ of GROS-ITE INDUSTRIES, INC. and APEX MACHINE TOOL COMPANY, INC., each a Connecticut corporation (individually and collectively the "Borrower"), DO HEREBY CERTIFY that annexed hereto as Annex A is a true and accurate calculation of the ______ Borrowing Base of Borrower as of ______________, 20__, determined in accordance with the requirements of the Credit Agreement.

Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

      IN WITNESS WHEREOF, I have signed this certificate as of this ___ day of ________, 20__.

                                          EDAC TECHNOLOGIES CORPORATION

                                          By:___________________________________
                                             Name:
                                             Title:

                                          GROS-ITE, INDUSTRIES, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

------------------
(1) In accordance with Section 1.1.5 of the Credit Agreement, this certificate should be completed and certified by an Authorized Officer.

                                          APEX MACHINE TOOL COMPANY, INC.

                                          By:___________________________________
                                             Name:
                                             Title:

                                     ANNEX A

                          EDAC Technologies Corporation
                            Gros-ite Industries, Inc.
                         Apex Machine Tool Company, Inc.
                           (all numbers in thousands)
                             As of __________, 20__

            CALCULATION OF BORROWING BASE:

ACCOUNTS RECEIVABLE:
Aggregate of all accounts receivable of Borrower or its
Subsidiaries:(1)                                             $_________

      LESS:

(a)   Foreign accounts and accounts not denominated
      in US dollars and Canadian accounts
      over $1,000,000                                        __________

(b)   accounts receivable that do not comply with all
      applicable legal requirements, to the extent such
      non-compliance could have an adverse effect on the
      value of such account receivable or the validity or
      binding nature of the related obligation               __________

(c)   accounts receivable subject to an unresolved
      dispute with account debtors (to the extent of
      such dispute)                                          __________

(d)   accounts receivable that remain unpaid for more
      than 90 days from the date of the original invoice     __________

(e)   Unbilled accounts receivable and accounts receivable
      for unshipped Goods or unrendered services             __________

------------------
(1) Attached hereto is a reconciliation of the information provided herein with Borrower's Financial Statements.

(f)   accounts receivable arising outside the ordinary
      course of business of Borrower or its Subsidiaries     __________

(g)   accounts receivable for which have been established
      a contra account, or to an account debtor to whom
      Borrower or such Subsidiary owes a trade payable,
      but only to the extent of such account or trade
      payable                                                __________

(h)   accounts receivable not subject to a first
      priority perfected Lien under the Security
      Agreement and accounts receivable evidenced by
      an "instrument" (as defined in the UCC) not in
      possession of Lender                                   __________

(i)   accounts receivable due from an ineligible
      account debtor                                         __________

TOTAL INELIGIBLE RECEIVABLES

ELIGIBLE RECEIVABLES                                         $_________ X 80 % = _________

INVENTORY::(2)

The Aggregate value (determined at the lower of cost
or market on a basis consistent with that used in the
preparation of the Financial Statements referred to
in Section 3.9 of the Credit Agreement) of all
Inventory owned by Borrower or any of its Subsidiaries
and located in any jurisdiction in the United States
of America as to which appropriate UCC financing
statements have been filed naming Borrower or such
Subsidiary, as the case may be, as "debtor"
and the Lender as "secured party", all net of any
amounts payable by Borrower or such Subsidiary in
respect of commissions, processing fees or other
charges                                                      __________

       LESS:

(i).   Inventory shipped to a customer, even if on a
       consignment or "sale or return" basis                 __________

------------------
(2) Attached hereto is a reconciliation of the information provided herein with Borrower's Financial Statements.

(ii).  Inventory that is subject to a Lien (other than
       Liens created pursuant to the Security Agreement)
       including landlord's or warehouseman's Liens
       (other than any such Lien that has been waived
       pursuant to a landlord's or warehouseman's waiver)    __________

(iii). Inventory against which a reserve is required in
       accordance with GAAP consistently applied with past
       practice, but only to the extent of the amount of
       such reserve                                          __________

(iv).  Inventory not subject to a valid and perfected
       first priority Lien in favor of Lender under the
       Security Agreement, and subject to no prior
       or equal Lien                                         __________

(v).   Inventory not produced by Borrower or such
       Subsidiary in compliance with the applicable
       requirements of the Fair Labor Standards Act          __________

(vi).  Supply, scrap or obsolete Inventory and Inventory
       not reasonably marketable                             __________

(vii). Inventory located at any property leased by
       Borrower or such Subsidiary in respect of which
       a landlord's consent agreement in form and
       substance reasonably satisfactory to Lender is
       not in full force and effect.                         __________

(viii).  Work-in-Process.                                    __________

Total Ineligible Inventory                                   $_________

ELIGIBLE INVENTORY                                           $_________ X 50 % = ________

BORROWING BASE TOTAL
       (add the percentage of Eligible Receivables
       to the percentage of Eligible Inventory)...........   $_________

TOTAL REVOLVING CREDIT OUTSTANDING........................   $_________

TOTAL REVOLVING CREDIT AVAILABLE - OR -...................   $_________

TOTAL AMOUNT BY WHICH REVOLVING CREDIT IS
   OVERDRAWN..............................................   $_________

                                    Exhibit F

                         FORM OF COMPLIANCE CERTIFICATE

      In accordance with the provisions of Sections 4.2.2 and 4.2.3 of the Credit Agreement dated as of January 3, 2005, as amended through the date hereof (the "Credit Agreement") by and among EDAC Technologies Corporation, Gros-ite Industries, Inc. and Apex Machine Tool Company, Inc. (the "Borrower"), and Banknorth, N.A., I, ____________________, the ____________________ and
authorized officer of Borrower, do hereby certify to Lender as follows:

            (a) The representations and warranties made by Borrower and any Subsidiaries in the Credit Agreement and other Loan Documents are true with the same effect as though such representations and warranties are made on and as of this date;

            (b) No Default or Event of Default has occurred or now exists; and

            (c) Borrower is in compliance with the financial covenants set forth in Article 9 of the Credit Agreement as more fully set forth below and on Annex 1 hereto:

                                                   Actual            Required
                                                   ------          ------------
1. Leverage Ratio (Section 4.1.1)                                  4.75 to 1.00

2. Initial Debt Service Coverage Ratio                             1.00 to 1.00
   (Section 4.1.2)

3. Continuing Debt Service Coverage Ratio                          1.00 to 1.00
   for rolling four quarters

Attached hereto as Annex 1 are calculations supporting the figures reported above and also a reconciliation of such figures with Borrower's Financial Statements.

      Any capitalized terms which are used in this Certificate and which are not defined herein, but which are defined in the above-described Credit Agreement, shall have the meanings given to those terms in the Credit Agreement.

      IN WITNESS WHEREOF, I have executed this Certificate the _____ day of __________, 200___.

                                         EDAC TECHNOLOGIES CORPORATION

                                         By:____________________________________
                                            Name:
                                            Title:

                                         GROS-ITE, INDUSTRIES, INC.

                                         By:____________________________________
                                            Name:
                                            Title:

                                         APEX MACHINE TOOL COMPANY, INC.

                                         By:____________________________________
                                            Name:
                                            Title:

                                CREDIT AGREEMENT

                           Dated as of January 3, 2005

                                     between

                          EDAC TECHNOLIGIES CORPORATION

                            GROS-ITE INDUSTRIES, INC.

                         APEX MACHINE TOOL COMPANY, INC.

                                       and

                                 BANKNORTH, N.A.

                                TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
ARTICLE I.......................................................................       1
   SECTION 1.1 Revolving Credit and Term Loans..................................       1
   SECTION 1.2 Fees.............................................................       6
   SECTION 1.3 Computation of Interest and Fees; Payment Procedures.............       6
   SECTION 1.4 Capital Adequacy.................................................       6
   SECTION 1.5 Default Interest.................................................       7
   SECTION 1.6 Maximum Rate.....................................................       7
ARTICLE II......................................................................       7
   SECTION 2.1 Conditions Precedent to Initial Loans............................       7
   SECTION 2.2 Conditions Precedent to Additional Loans.........................      11
ARTICLE III.....................................................................      11
   SECTION 3.1 Existence........................................................      11
   SECTION 3.2 Subsidiaries, etc................................................      11
   SECTION 3.3 Corporate Authorizations.........................................      12
   SECTION 3.4 No Violation.....................................................      12
   SECTION 3.5 Authorizations and Approvals.....................................      12
   SECTION 3.6 Validity.........................................................      12
   SECTION 3.7 Indebtedness.....................................................      12
   SECTION 3.8 Pending Litigation...............................................      12
   SECTION 3.9 Financial Statements.............................................      13
   SECTION 3.10 Solvency........................................................      13
   SECTION 3.11 Margin Securities...............................................      13
   SECTION 3.12 Taxes...........................................................      13
   SECTION 3.13 Nature of Business..............................................      14
   SECTION 3.14 Title to Property; Liens........................................      14
   SECTION 3.15 Restrictions on Borrower and its Subsidiaries...................      14
   SECTION 3.16 Chief Executive Offices.........................................      14
   SECTION 3.17 Investment Company Act..........................................      14
   SECTION 3.18 Intellectual Property; Accreditation............................      14
   SECTION 3.19 The Security Documents..........................................      15
   SECTION 3.20 ERISA...........................................................      16
   SECTION 3.21 Environmental Compliance........................................      16
   SECTION 3.22 Licenses and Permits............................................      18
   SECTION 3.23 Other Names.....................................................      18
   SECTION 3.24 Strikes; Work Stoppages; Immigration Law........................      18
   SECTION 3.25 Capital Structure...............................................      18
   SECTION 3.26 Customer and Trade Relations....................................      18
   SECTION 3.27 Intentionally Omitted...........................................      18
   SECTION 3.28 Accuracy of Information.........................................      18
   SECTION 3.29 Survival of Warranties..........................................      19
ARTICLE IV......................................................................      19
   SECTION 4.1 Financial Covenants of Borrower..................................      19
   SECTION 4.2 Reporting Requirements...........................................      19
   SECTION 4.3 Use of Proceeds..................................................      21

   SECTION 4.4 Compliance with Laws, Etc........................................      21
   SECTION 4.5 Preservation of Existence, Etc...................................      21
   SECTION 4.6 Obtaining of Permits, Etc........................................      21
   SECTION 4.7 Maintenance of Insurance.........................................      21
   SECTION 4.9 Maintenance of Properties, Etc...................................      22
   SECTION 4.10 Keeping of Records and Books of Account.........................      22
   SECTION 4.11 Inspection Rights...............................................      22
   SECTION 4.12 Operating Accounts..............................................      22
   SECTION 4.13 Liens on Property...............................................      22
   SECTION 4.14 Indebtedness....................................................      23
   SECTION 4.15 Loans and Investments...........................................      24
   SECTION 4.16 No Negative Pledge..............................................      25
   SECTION 4.17 Merger, Consolidation, Acquisition..............................      25
   SECTION 4.18 Sale of Assets, Etc.............................................      25
   SECTION 4.19 Guarantees, Etc.................................................      25
   SECTION 4.20 Change in Nature of Business....................................      25
   SECTION 4.21 Pension Plans...................................................      25
   SECTION 4.22 Environmental Compliance........................................      26
   SECTION 4.23 Distributions...................................................      27
   SECTION 4.24 Transactions with Affiliates; Payments to Affiliates............      27
   SECTION 4.26 Fiscal Year.....................................................      27
   SECTION 4.27 Subsidiaries....................................................      27
   SECTION 4.28 Accounts Receivable.............................................      27
   SECTION 4.29 Collateral Locations and Change In Names........................      27
   SECTION 4.30 Limitation on Leases............................................      27
   SECTION 4.31 Payment of Debt.................................................      28
   SECTION 4.32 Officer, Shareholder and Director Loans.........................      28
   SECTION 4.33 Further Assurances..............................................      28
ARTICLE V.......................................................................      28
   SECTION 5.1 Events of Default................................................      28
   SECTION 5.2 Remedies.........................................................      30
ARTICLE VI......................................................................      30
   SECTION 6.1 Right of Set-Off.................................................      31
ARTICLE VII.....................................................................      31
   SECTION 7.1 Definitions......................................................      31
   SECTION 7.2 Accounting and Other Terms.......................................      41
ARTICLE VIII....................................................................      41
   SECTION 8.1 Notices, Etc.....................................................      41
   SECTION 8.2 Amendments, Etc..................................................      42
   SECTION 8.3 No Waiver; Remedies, Etc.........................................      42
   SECTION 8.4 Fees, Costs, Expenses and Taxes..................................      43
   SECTION 8.5 Indemnity........................................................      43
   SECTION 8.6 Severability of Provisions.......................................      44
   SECTION 8.7 Successors and Assigns...........................................      44
   SECTION 8.8 Assignment and Participation.....................................      44
   SECTION 8.9 Counterparts.....................................................      44
   SECTION 8.10 Entire Agreement................................................      44
   SECTION 8.12 WAIVER OF JURY TRIAL............................................      45

   SECTION 8.13 Governing Law...................................................      45
   SECTION 8.14 Prejudgment Remedy Waiver.......................................      45
   SECTION 8.15 Time of the Essence.............................................      45
   SECTION 8.16 Patriot Act Notice..............................................      45
   SECTION 8.17 Joint and Several Liablity......................................      46
Exhibit A.......................................................................      48
Exhibit B.......................................................................      50
Exhibit A.......................................................................      52
Exhibit C.......................................................................      55
Exhibit D.......................................................................      57
Exhibit F.......................................................................       5

Schedule 3.2 - Subsidiaries
Schedule 3.4 - Violations
Schedule 3.7 - Indebtedness
Schedule 3.8 - Pending Litigation
Schedule 3.16 - Chief Executive Office
Schedule 3.19 - Filing Jurisdictions
Schedule 3.21 - Environmental Compliance
Schedule 3.22 - Licenses and Permits
Schedule 3.23 - Fictitious Trade Names
Schedule 3.25 - Capital Structure
Schedule 4.13 - Permitted Liens

Schedule I - Term Loan Payment Schedule

                                       4